SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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RS Investment Trust

RS Variable Products Trust

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RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

One Bush Street, Suite 900

San Francisco, CA 94104

March 19, 2014

Dear Shareholder:

A joint meeting of shareholders (the “Meeting”) of RS Investment Trust and RS Variable Products Trust (each a “Trust” and collectively the “Trusts”) will be held on May 23, 2014, at 9:00 a.m., Pacific Time, at the offices of the Trusts at One Bush Street, Suite 900, San Francisco, CA 94104.

At the Meeting, shareholders of each Trust will be asked to elect nine Trustees of RS Investment Trust and RS Variable Products Trust. Eight nominees are currently Trustees of the Trusts. The Boards of Trustees of the Trusts (the “Board”) have nominated one new candidate as a nominee for election to the Board.

In addition, at the meeting, shareholders of RS Global Natural Resources Fund (the “Global Natural Resources Fund”) will be asked to approve a sub-advisory agreement between RS Investment Management Co. LLC and SailingStone Capital Partners LLC (“SailingStone”), pursuant to which SailingStone would serve as sub-adviser to the Global Natural Resources Fund.

Although we would like very much to have each shareholder or each owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) attend the Meeting, we realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. For owners of a variable annuity contract or variable life insurance policy, although GIAC is the named owner of any shares you own beneficially, GIAC is seeking your instructions on how it should vote these shares on your behalf with respect to Proposal 1. Shareholders and contract owners are asked to complete, sign, and return promptly the enclosed proxy card and/or voting instruction card, as applicable. A postage-paid envelope is enclosed for this purpose. If you hold shares in more than one account, you should return a proxy card and/or voting instruction card, as applicable, for each account. You can also vote your shares by telephone or via the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares or to provide voting instructions.

We look forward to receiving your vote or voting instructions.

Sincerely,

Matthew H. Scanlan
President, Trustee, and Principal Executive Officer
RS Investment Trust and RS Variable Products Trust

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

One Bush Street, Suite 900

San Francisco, CA 94104

NOTICE OF A JOINT MEETING OF SHAREHOLDERS

To shareholders of RS Investment Trust (“Investment Trust”) and RS Variable Products Trust (“Variable Trust”) (each a “Trust” and collectively the “Trusts”):

A joint meeting of the shareholders (the “Meeting”) of Investment Trust and of Variable Trust will be held on May 23, 2014, at 9:00 a.m., Pacific Time, at the offices of the Trusts at One Bush Street, Suite 900, San Francisco, CA 94104, for the following purposes:

Proposal 1.	To elect Judson Bergman, Dennis M. Bushe, Margherita L. DiManni, Kenneth R. Fitzsimmons Jr., Anne M. Goggin, Lawrence E. Harris, Christopher C. Melvin Jr., Gloria S. Nelund, and Matthew H. Scanlan to serve as Trustees of the Trusts;

Proposal 2.	For shareholders of RS Global Natural Resources Fund (“Global Natural Resources Fund”) only, to approve a sub-advisory agreement between RS Investment Management Co. LLC (“RS Investments”) and SailingStone Capital Partners LLC (“SailingStone”), pursuant to which SailingStone would serve as sub-adviser with respect to the Global Natural Resources Fund; and

Proposal 3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

With respect to Proposal 1, all of the shareholders of funds that are series of Investment Trust will vote together as a single class, and all of the shareholders of funds that are series of Variable Trust will vote together as a single class. With respect to Proposal 2, all of the shareholders of the Global Natural Resources Fund will vote together as a single class.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2.

Please read the enclosed Proxy Statement for a discussion of Proposals 1 and 2.

Only shareholders of record at the close of business on March 3, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The funds comprising Variable Trust (the “Variable Funds”) issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies that are issued by GIAC. As the owner of the assets held in the separate accounts, GIAC is a shareholder of the Variable Funds and is entitled to vote its shares of each Variable Fund. However, Variable Trust has been informed that GIAC votes outstanding shares of the Variable Funds in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (“Contract Owners”). This Notice is expected to be delivered by GIAC to Contract Owners who do not invest directly in or hold shares of the Variable Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in one or more of the Variable Funds as of the Record Date, so that, with respect to Proposal 1, they may instruct GIAC how to vote the shares of the Variable Funds underlying their contracts or policies.

By order of the Trustees,

NINA GUPTA
Secretary

March 19, 2014

Your vote or voting instructions are important. Please vote promptly by signing and returning the enclosed proxy card(s) and/or voting instruction card(s), as applicable, or by recording your vote by telephone or via the Internet. The enclosed addressed envelope requires no postage and is provided for your convenience. Shareholders and Contract Owners are urged to sign and return the enclosed proxy card(s) and/or voting instruction card(s), respectively, in the enclosed envelope so as to be represented at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2014.

You may obtain a copy of this Proxy Statement, the accompanying Notice of a Joint Meeting of Shareholders, and the proxy card and/or voting instruction card without charge by visiting the web site indicated on your proxy card. You also may obtain a copy of your fund’s annual report for the fiscal year ended December 31, 2013 and a copy of your fund’s semiannual report for the period ended June 30, 2013, without charge. For Investment Trust shareholders, please direct any such requests by e-mail to funds@rsinvestments.com, by telephone to 1-800-766-FUND, by writing to RS Investment Management Co. LLC at One Bush Street, Suite 900, San Francisco, CA 94104, or by downloading from www.rsinvestments.com. For Variable Trust Contract Owners, please direct any such requests by telephone to 1-800-221-3253, by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004, or by downloading from www.guardianlife.com.

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

One Bush Street, Suite 900

San Francisco, CA 94104

Proxy Statement

Joint Meeting of Shareholders to be held on

May 23, 2014

This Proxy Statement is furnished in connection with a Meeting of Shareholders (the “Meeting”) of RS Investment Trust, a Massachusetts business trust (“Investment Trust”), and RS Variable Products Trust, a Massachusetts business trust (“Variable Trust”) (each a “Trust” and collectively the “Trusts”), to be held on May 23, 2014, at 9:00 a.m., Pacific Time, at the offices of the Trusts at One Bush Street, Suite 900, San Francisco, CA 94104, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Meeting of Shareholders (the “Notice”). This Proxy Statement relates to the solicitation of proxies by and on behalf of the Boards of Trustees of the Trusts. Because the same members comprise the Board of Trustees of Investment Trust and the Board of Trustees of Variable Trust, references herein to the “Board” and members of the Board shall refer to the Board of each Trust unless otherwise indicated. Furthermore, because the same members comprise the committees of each Board, references herein to a particular committee of a Board shall refer to that committee of each Board. The Notice and this Proxy Statement with its enclosures are first being made available to shareholders and Contract Owners (defined below) on or about March 19, 2014.

The following table summarizes the proposals to be voted on at the Meeting:

Proposal	Description of the Proposal	Funds Entitled to Vote
Proposal 1.	To elect Judson Bergman, Dennis M. Bushe, Margherita L. DiManni, Kenneth R. Fitzsimmons Jr., Anne M. Goggin, Lawrence E. Harris, Christopher C. Melvin Jr., Gloria S. Nelund, and Matthew H. Scanlan to serve as Trustees of the Trusts;	All Funds

Proposal	Description of the Proposal	Funds Entitled to Vote
Proposal 2.	To approve a sub-advisory agreement between RS Investment Management Co. LLC (“RS Investments”) and SailingStone Capital Partners LLC (“SailingStone”), pursuant to which SailingStone would serve as sub-adviser with respect to the RS Global Natural Resources Fund (the “Global Natural Resources Fund”); and	Global Natural Resources Fund
Proposal 3.	To transact such other business as may properly come before the meeting and any adjournments thereof.	All Funds

The shareholders of each Trust will vote separately on Proposal 1. This means that all of the shareholders of all series of Investment Trust (the “Retail Funds”) will vote together as a single class and all of the shareholders of all series of Variable Trust (the “Variable Funds”, and collectively with the Retail Funds, the “Funds”) will vote together as a single class. With respect to Proposal 2, all of the shareholders of the Global Natural Resources Fund will vote together as a single class.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted FOR each nominee listed above and, where applicable, FOR approval of the sub-advisory agreement in Proposal 2. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trusts (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy in writing, by telephone or via the internet, or by attending the Meeting, requesting return of your proxy, and voting in person.

The Variable Funds issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). The following information has been provided to Variable Trust by GIAC. The separate accounts hold shares of mutual funds, including the Variable Funds, which serve as investment allocation options under variable annuity contracts or variable life insurance policies that are issued by GIAC. Each separate account invests in the different Variable Funds and certain other mutual funds. Owners of the variable annuity contracts and variable life insurance policies issued by GIAC (“Contract Owners”) allocate the value of their contracts or policies among these separate accounts. As such, Contract Owners are the indirect owners of shares of the Variable Funds. However, as the owner of the assets held in the separate accounts, GIAC is the shareholder of record of the Variable Funds. Contract Owners are being asked to give their voting instructions to GIAC on Proposal 1. Contract Owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on the Record Date (as defined below), they owned a variable annuity contract or variable life insurance policy and some or all of the value of such variable annuity contract or variable life insurance policy was allocated for investment in a Variable Fund. GIAC has informed Variable Trust that, as the record shareholder of the Variable Funds, it will vote the Variable Fund shares attributable to a Contract Owner’s variable annuity contract or variable life insurance policy in accordance with the voting instructions provided on the Contract Owner’s voting instruction card if it is properly executed and returned in a timely manner, or in accordance with voting instructions provided by telephone or via the internet. If a voting instruction card is signed and dated, but gives no voting instructions, GIAC has informed Variable Trust that it will vote the shares FOR each nominee listed above. A representative of GIAC will cast the votes on behalf of the Contract Owners by proxy. Contract Owners may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

The mailing address of each Trust is One Bush Street, Suite 900, San Francisco, CA 94104. Solicitation of proxies and voting instructions by personal interview, mail, and telephone may be made by officers and Trustees of the Trusts (who will receive no compensation therefor in addition to their regular compensation). In addition, the firm of Computershare Fund Services (“CFS”) has been retained to assist in the solicitation of proxies of shareholders of Investment Trust at a cost that is not expected to exceed $275,000, although actual costs may be substantially higher, and the firm of Boston Financial Data Services (“BFDS”) has been retained to assist in the tabulation of voting instructions of Contract Owners. The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation of proxies and voting instructions will be borne by the Trusts, except that a portion of such expenses, as related to Proposal 2, will be borne by RS Investments and SailingStone.

Shareholders of record at the close of business on March 3, 2014 (the “Record Date”) will be entitled to vote at the Meeting. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate vote.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is attached hereto as Schedule C.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board has fixed the number of Trustees at nine. The Governance and Nominating Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Governance and Nominating Committee has recommended that the Board nominate for election by shareholders Mr. Bergman, Mr. Bushe, Ms. DiManni, Mr. Fitzsimmons, Ms. Goggin, Mr. Harris, Mr. Melvin, Ms. Nelund, and Mr. Scanlan, and the Board has nominated those individuals. Information regarding each of those nominees appears in the following pages. The Board recommends that you vote in favor of their election.

Eight Trustee nominees currently serve as Trustees of each Trust: Mr. Bergman, Mr. Bushe, Mr. Fitzsimmons, Ms. Goggin, Mr. Harris, Mr. Melvin, Ms. Nelund, and Mr. Scanlan.

The Governance and Nominating Committee met to consider each nominee’s candidacy. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual nominees.

One of the current Trustees of the Trusts, Deanna M. Mulligan, has informed the Board that she intends to resign as a Trustee of the Trusts effective as of the date of the Meeting, upon the election and qualification of a successor. Ms. Mulligan is the president and chief executive officer of The Guardian Life Insurance Company of America (“Guardian”), the parent company of the majority owner of RS Investments. The Governance and Nominating Committee and the Board currently believe that it is desirable that a member of Guardian management fill Ms. Mulligan’s vacancy on the Board and serve as a Trustee of the Trusts. Ms. DiManni is a senior vice president at Guardian and, if elected by shareholders, would for that reason be an interested person of the Trusts (as defined in the 1940 Act). Ms. DiManni has not previously served as a Trustee of either Trust.

The summaries set forth below as to the qualifications, attributes, and skills of each Trustee nominee are furnished in response to requirements imposed by the Securities and Exchange Commission (the “SEC”), do not constitute any holding out of the Board or any Trustee nominee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Independent Trustee Nominees

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Dennis M. Bushe. Mr. Bushe’s experience as chief investment risk officer of an investment management firm, his significant experience in fixed income investment management and research, and his significant experience in financial markets risk management.

Kenneth R. Fitzsimmons Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney,

including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Lawrence E. Harris. Mr. Harris’ significant experience in research, teaching, consulting, government service, and industry practice regarding regulatory and practitioner issues in trading and in investment management, experience as chief economist of the SEC, and experience as a board member of other public companies.

Christopher C. Melvin Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

Interested Trustee Nominees

Margherita L. DiManni. Ms. DiManni’s experience as a senior executive at Guardian, including her current service as senior vice president, and her prior experience as General Counsel of RS Investments and Secretary of the Trusts.

Matthew H. Scanlan. Mr. Scanlan’s experience as chief executive officer and president of RS Investments and his prior experience as the chief executive officer of an investment management firm.

Required Vote

For each Trust, the nine persons receiving the affirmative vote of a plurality of the Trust’s outstanding shares voting at the Meeting in person or by proxy, if a quorum is present, shall be elected.

As described below, under “Special Considerations for Contract Owners of the Variable Funds,” because GIAC will vote the Variable Fund shares attributable to the variable annuity contracts or variable life insurance policies for which it does not receive a voting instruction card in the same proportion as the shares for which it does receive a voting instruction card, a small number of shareholders may determine the outcome of a vote.

The Trustees of the Trusts unanimously recommend that the shareholders of each Trust vote to elect each of the nominees as a Trustee of each Trust.

Additional Trustee Information

Each nominee has agreed to serve as a Trustee if elected. However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted for alternative candidates in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting instruction card. The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age. Neither the Amended and Restated Agreement and Declaration of Trust of Investment Trust nor the Agreement and Declaration of Trust of Variable Trust provides for the annual election of Trustees.

The following table provides additional information about the Trustee nominees. Each nominee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
Independent Trustee Nominees

Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999 – present)

Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987 – May 2010).	32	None

Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None

Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007 – September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007 – present); Clipper Fund, Inc. (April 2006 – present)

Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None

Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012 – Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999 – 2005).	32	TriLinc Global Impact Fund, LLC (2012 – present)

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
Interested Trustee Nominees

Margherita L. DiManni,* February 1963	Trustee	N/A	Senior Vice President, The Guardian Life Insurance Company of America since April 2013; General Counsel, RS Investments (April 2012 – April 2013); Secretary of the Trusts (April 2012 – April 2013); Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (November 2006 – April 2013).	32***	None.

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
Matthew H. Scanlan,** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).	32	None

+	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Ms. DiManni is an “interested person” under the 1940 Act by virtue of her position with Guardian.
**	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.
***	Reflects number of portfolios that would be overseen by Ms. DiManni if she is elected to the Board.

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of nine Trustees, seven of whom are Independent Trustees. An Independent Trustee serves as Chairperson of the Board. In addition, each of the five standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Funds’ Chief Compliance Officer.

The Funds have retained RS Investments as the Funds’ investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds, makes investment decisions on their behalf (or retains a sub-adviser to do so), manages risks that arise from the Funds’ investments and operations, and provides administrative services to each of the Funds, all pursuant and subject to its investment advisory agreements with the Funds. With respect to any Fund for which a sub-adviser has been retained to provide advisory services, the sub-adviser provides a continuing investment program for the Fund, makes investment decisions on its behalf, and manages risks that arise from the Fund’s investments and operations, all pursuant and subject to the terms of a sub-advisory agreement and the general oversight of RS Investments. Employees of RS Investments serve as the Trusts’ officers, including the Trusts’ President.

The Board exercises general oversight of the services provided by RS Investments and any sub-advisers, including certain risk management functions at those firms. In the course of exercising such oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment activities and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer who reports on compliance by the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the Funds’ investment teams to receive reports regarding the management of the Funds, including certain investment risks.

The Board conducts much of its work through five standing Committees: the Audit Committee; the Brokerage and Pricing Committee; the Contract Renewal Committee; the Governance and Nominating Committee; and the Investment Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trusts and their series and their internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trusts’ financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trusts’ independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trusts’ independent registered public accounting firm; and acts as liaison between the Trusts’ independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Harris (chair) and Bergman, and Mmes. Goggin and Nelund. The Audit Committee met four times during the fiscal year ended December 31, 2013.

The Brokerage and Pricing Committee assists the Board in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Funds’ adviser and sub-advisers (as applicable) (collectively, the “Advisers”); principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Bushe, Harris and Melvin. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2013.

The Contract Renewal Committee assists the Board in its review and oversight of the process for the adoption, renewal, and amendment of the Funds’ material contracts, particularly those contracts that are subject to the requirements of Section 15 of the 1940 Act. The duties of the Contract Renewal Committee include reviewing information and formulating recommendations related to proposals as to changes in the material contractual arrangements relating to any of the Funds; reviewing the terms of any proposed fee waivers or expense limitations in respect of the Funds; and assisting the Board in the planning and design of the annual 15(c) contract review process. The members of the Contract Renewal Committee are Ms. Nelund (chair) and Messrs. Bushe, Fitzsimmons, and Harris. The Contract Renewal Committee met two times during the fiscal year ended December 31, 2013.

The Governance and Nominating Committee (formerly, the Legal and Regulatory Committee and with the added responsibilities of the former stand-alone Nominating Committee) assists the Board with general matters related to the governance of the Funds, including compliance with fund governance standards, the Board’s self-assessment process, and questions of independence of members of the Board. This Committee also assists the Board with its review and oversight of the Funds’ legal and regulatory compliance activities such as reviewing information regarding proposed changes to the compliance policies or procedures of the Trusts and appropriate service providers. The Governance and Nominating Committee coordinates the Board’s efforts to fill vacancies and to supervise the nomination and election of Independent Trustees. The members of the Governance and Nominating Committee are Mmes. Goggin (chair) and Nelund, and Messr. Melvin. The Governance and Nominating Committee met four times during the fiscal year ended December 31, 2013 and one time during that period as the predecessor Nominating Committee with all Independent Trustees at that time as members.

The Governance and Nominating Committee also considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the relevant Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not fewer than 45 days nor more than 75 days prior to the date of the Governance and Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph

(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trusts. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. The Governance and Nominating Committee Charter is attached hereto as Schedule A.

The Governance and Nominating Committee seeks Trustee candidates that uniformly exhibit a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. While the Governance and Nominating Committee does not have a formal diversity policy, the Committee expects to seek candidates that possess sufficiently diverse skill sets and characteristics that will contribute to the overall effectiveness of the Board. When considering a candidate for the Board, the Committee generally considers the manner in which each candidate’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Investment Committee assists the Board in its review and oversight of investment and portfolio management activities of the Funds. The duties of the Investment Committee include reviewing information regarding investment objectives, strategies, risks, policies, transactions, and performance affecting the Trusts or the Funds from time to time; attending presentations by portfolio management personnel from the Funds’ advisers; reviewing proposed changes to the investment objectives, strategies, risks, and policies for the Funds; and considering the use of, and any related limits on, new types of portfolio investments, such as new derivative instruments. The members of the Investment Committee are Messrs. Fitzsimmons (co-chair), Harris (co-chair), Bergman, Bushe, and Melvin, and Mmes. Goggin and Nelund. The Investment Committee was created in August 2013 and met one time during the fiscal year ended December 31, 2013.

The Board reviews its leadership structure periodically and believes that its structure, including without limitation its committee structure, is appropriate to enable the Board to exercise its oversight of the Funds, in light of the investment activities and other activities of the Funds, the risks presented by the Funds’ investment programs and operations, and the nature of the service provider relationships of the Funds.

Share Ownership

As of December 31, 2013, the Trustees and officers of the Trusts did not own 1% or more of the outstanding shares of any class of shares of a Fund except as set forth below.

Fund	Percentage of the Fund’s equity securities owned by the trustees and officers as a group
RS Strategic Income Fund (Class Y)	1.14%

The following table shows the dollar range of equity securities beneficially owned by each nominee for Trustee (i) in each of the Funds in which they currently own shares and (ii) on an aggregate basis, in all of the Funds overseen or to be overseen by the nominee, in each case as of December 31, 2013.1

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds
Independent Trustee Nominees

Judson Bergman	RS Investors Fund $10,001 - $50,000 RS Growth Fund $10,001 - $50,000 RS Technology Fund $10,001 - $50,000 RS High Yield Fund $10,001 - $50,000 RS Tax-Exempt Fund $10,001 - $50,000	>$100,000

Dennis M. Bushe	RS Emerging Markets Fund >$100,000 RS Small Cap Growth Fund >$100,000	>$100,000

Kenneth R. Fitzsimmons Jr.	RS Strategic Income Fund >$100,000	>$100,000

Anne M. Goggin, Esq.	RS Global Natural Resources Fund $50,001 - $100,000 RS Large Cap Alpha Fund $50,001 - $100,000 RS Growth Fund >$100,000	>$100,000

Lawrence E. Harris	RS Investors Fund >$100,000	>$100,000

[1]	The Fund holdings data for Mr. Fitzsimmons provided in the table above is as of January 7, 2014.

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds
Interested Trustee Nominees

Christopher C. Melvin Jr.	RS Floating Rate Fund $10,001 - $25,000 RS Global Natural Resources Fund $50,001 - $100,000 RS International Growth Fund $10,001 - $25,000	>$100,000

Gloria S. Nelund	RS Technology Fund $50,001 - $100,000	$50,001 - $100,000

Margherita L. DiManni	RS Emerging Markets Fund $10,001 - $25,000 RS Large Cap Alpha Fund $50,001 - $100,000 RS Small Cap Equity Fund >$100,000	>$100,000

Matthew H. Scanlan	RS Emerging Markets Fund $1 - $10,000 RS Partners Fund $1 - $10,000	$1 - $10,000

Shareholder Communications with the Board

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees, Investment Trust or Variable Trust, as applicable, c/o Chief Compliance Officer, One Bush Street, Suite 900, San Francisco, CA 94104. In addition, shareholders may also send e-mails to the Independent Trustees at trustees@rsinvestments.com. Shareholder communications must be (i) in writing and signed by the shareholder (or, in the case of e-mail, have the shareholder’s name at the end of the message) and (ii) identify the series (and, if applicable, class) and number of shares of the relevant Trust held by the shareholder.

Trustee Compensation Table

Pursuant to the terms of the investment advisory agreements between the Trusts, on behalf of each Fund, and RS Investments (each an “Advisory Agreement” and together the “Advisory Agreements”), RS Investments pays all compensation of officers of the Trusts as well as the fees and expenses of all Trustees of the Trusts who are interested persons of the Trusts (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on such Fund’s net asset value.

The table below sets forth the compensation received by the Trustees from each Fund and the aggregate compensation paid to the Trustees by all the Funds for the fiscal year ended December 31, 2013.1 Mr. Scanlan, as an interested trustee, is not paid compensation by the Funds. Ms. DiManni, if elected as a Trustee, would be an interested trustee and would not be paid any compensation by the Funds.

Name of Fund	Judson Bergman	Dennis M. Bushe	Kenneth R. Fitzsimmons Jr.	Anne M. Goggin, Esq.	Lawrence E. Harris[4]	Christopher C. Melvin Jr.	Gloria S. Nelund
RS Partners Fund	$15,439.22	$14,768.42	$15,771.02	$16,894.61	$1,057.39	$15,159.53	$20,704.55
RS Value Fund	$9,330.91	$8,906.96	$9,511.98	$10,216.96	$600.93	$9,147.95	$12,516.04
RS Large Cap Alpha Fund	$5,964.02	$5,699.95	$6,086.78	$6,526.15	$395.79	$5,848.69	$7,996.08
RS Investors Fund	$223.38	$217.29	$232.18	$243.68	$26.72	$225.24	$300.30
RS Global Natural Resources Fund	$36,578.06	$34,932.80	$37,303.92	$40,043.55	$2,360.13	$35,851.22	$49,053.75
RS Small Cap Growth Fund	$5,313.37	$5,076.64	$5,422.24	$5,818.23	$367.71	$5,225.39	$7,131.50
RS Select Growth Fund	$5,064.54	$4,894.22	$5,224.82	$5,519.13	$440.53	$4,998.53	$6,775.39
RS Mid Cap Growth Fund	$600.51	$576.37	$615.50	$657.10	$44.92	$591.66	$805.81
RS Growth Fund	$1,611.19	$1,540.72	$1,645.50	$1,764.77	$111.00	$1,584.36	$2,162.96
RS Technology Fund	$1,388.57	$1,331.03	$1,421.38	$1,520.24	$98.91	$1,366.08	$1,863.56
RS Small Cap Equity Fund	$867.31	$831.29	$887.62	$948.70	$60.56	$851.57	$1,162.72
RS International Fund	$2,858.65	$2,607.72	$2,793.56	$3,208.93	$23.54	$2,809.93	$3,915.12
RS Emerging Markets Fund	$5,150.71	$4,860.85	$5,195.96	$5,703.80	$233.92	$5,066.88	$6,977.21
RS Emerging Markets Small Cap Fund	$179	$193	$210	$204	$224	$193	$272
RS Global Fund	$249.38	$238.52	$254.70	$273.11	$17.01	$245.06	$334.69
RS China Fund	$194.73	$186.26	$198.94	$213.27	$13.53	$191.55	$261.41
RS Investment Quality Bond Fund	$1,376.36	$1,302.06	$1,391.00	$1,512.67	$68.29	$1,344.73	$1,850.63
RS Low Duration Bond Fund	$12,569.43	$11,927.49	$12,739.18	$13,787.00	$669.56	$12,272.88	$16,871.45
RS High Yield Fund	$973.79	$924.13	$987.16	$1,068.49	$53.99	$952.61	$1,307.92
RS Tax-Exempt Fund	$3,178.80	$3,002.95	$3,208.00	$3,492.47	$149.98	$3,100.40	$4,271.67
RS High Income Municipal Bond Fund	$1,558.03	$1,466.44	$1,566.90	$1,715.08	$65.35	$1,519.05	$2,096.84
RS Floating Rate Fund	$19,717.52	$18,880.96	$20,159.00	$21,547.26	$1,350.28	$19,324.22	$26,403.86
RS Strategic Income Fund	$751.85	$713.15	$761.68	$824.60	$39.51	$733.75	$1,009.00
RS Large Cap Alpha VIP Series	$8,407.14	$8,026.80	$8,571.80	$9,203.67	$542.16	$8,240.48	$11,274.69

Name of Fund	Judson Bergman	Dennis M. Bushe	Kenneth R. Fitzsimmons Jr.	Anne M. Goggin, Esq.	Lawrence E. Harris[4]	Christopher C. Melvin Jr.	Gloria S. Nelund
RS Small Cap Growth Equity VIP Series	$809.11	$775.13	$827.66	$885.07	$55.95	$794.17	$1,084.66
RS International VIP Series	$1,740.44	$1,660.27	$1,773.18	$1,907.01	$110.75	$1,707.08	$2,336.04
RS Emerging Markets VIP Series	$612.31	$581.81	$621.56	$672.30	$36.07	$600.70	$823.28
RS Investment Quality Bond VIP Series	$6,041.56	$5,761.32	$6,152.92	$6,617.72	$380.24	$5,921.24	$8,105.86
RS Low Duration Bond VIP Series	$1,775.76	$1,696.31	$1,811.44	$1,943.62	$116.08	$1,740.97	$2,381.18
RS High Yield VIP Series	$544.81	$517.97	$553.18	$597.16	$30.33	$532.12	$730.90
RS Money Market VIP Series	$995.94	$948.16	$1,012.62	$1,091.91	$58.10	$974.52	$1,336.83
RS S&P 500 Index VIP Series	$952.03	$908.87	$970.62	$1,042.44	$61.77	$933.65	$1,277.07
Pension or Retirement Benefits Accrued as Part of Trust Expenses	$—	$—	$—	$—	$—	$—	$—
Estimated Annual Benefits Upon Retirement	$—	$—	$—	$—	$—	$—	$—
Total Cash Compensation From Fund Complex[2,3]	$154,000.00	$147,000.00	$157,000.00	$169,000.00	$9,641.00	$151,200.00	$207,000.00

1	RS Emerging Markets Small Cap Fund had not commenced operations as of December 31, 2013; therefore, compensation is estimated for the Fund’s initial fiscal year ending December 31, 2014.
2	The Fund Complex consists of the series of Investment Trust and Variable Trust.
3	These are actual amounts paid by all of the Funds for the fiscal year ended December 31, 2013.
4	Mr. Harris was appointed to the Board effective December 2013.

PROPOSAL 2

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees of Investment Trust has approved, and is recommending to shareholders of the Global Natural Resources Fund that they approve, a sub-advisory agreement between RS Investments and SailingStone (the “Sub-Advisory Agreement”), pursuant to which SailingStone would serve as sub-adviser with respect to the Global Natural Resources Fund.

Background

The “Global Natural Resources Team” (the “GNR Team”) at RS Investments currently manages the day-to-day investment activities of the Global Natural Resources Fund. The GNR Team is led by MacKenzie B. Davis and Kenneth L. Settles Jr., portfolio managers at RS Investments, and includes James Bruce, Brian Lively, and Martin Engel (who are analysts at RS Investments). On January 7, 2014, RS Investments and the GNR Team entered into a Separation Agreement that contemplates the separation of the investment management business of the GNR Team from the investment management business of RS Investments (the “Separation”), effective as of the satisfaction of all the required closing conditions (“Closing Date”).

The GNR Team has formed a new investment advisory firm, SailingStone, which is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”). In connection with the Separation, each of the members of the GNR Team will resign from his employment with RS Investments, effective as of the Closing Date. Certain other employees of RS Investments who work closely with the GNR Team may become employees of SailingStone prior to or after the Closing Date. The members of the GNR Team have agreed to remain employees of RS Investments and to provide services to the Global Natural Resources Fund in that capacity until the Closing Date. In order to provide continuity of portfolio management for the Global Natural Resources Fund after the Closing Date, RS Investments proposes to enter into the Sub-Advisory Agreement with SailingStone pursuant to which SailingStone, as sub-adviser with respect to the Global Natural Resources Fund, would manage the day-to-day investment activities of the Global Natural Resources Fund. The Board of Trustees, including the disinterested Trustees, of Investment Trust, has unanimously approved the Sub-Advisory Agreement, and is recommending approval of the agreement by shareholders of the Global Natural Resources Fund.

No-Action Relief

It is possible that the Closing Date will occur prior to the meeting at which shareholders of the Global Natural Resources Fund will have an opportunity to vote on the Sub-Advisory Agreement. In order to avoid any disruption in the services of the GNR Team to the Global Natural Resources Fund, RS Investments has proposed, and the Board of Trustees of Investment Trust, including all of the Trustees who are not interested persons of Investment Trust, RS Investments, or SailingStone (who are referred to herein as “Independent Trustees”), met in person on February 13, 2014 and approved, a form of interim sub-advisory agreement (the “interim sub-advisory agreement”) between RS Investments and SailingStone, to be effective for the period from the Closing Date (if it occurs prior to the effective date of the Sub-Advisory Agreement) through the effective date of the Sub-Advisory Agreement following shareholder approval. The interim sub-advisory agreement will not have a term of more than 150 days. Any fees payable to SailingStone under the interim sub-advisory agreement will be held in escrow. If the Sub-Advisory Agreement is approved by shareholders of the Global Natural Resources Fund, SailingStone will receive all fees held in escrow (including interest earned). If the Sub-Advisory Agreement is not approved by shareholders, SailingStone will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing under the interim sub-advisory agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (including interest earned), in accordance with applicable requirements under the 1940 Act.

On March 4, 2014, SailingStone submitted a request to the staff of the SEC’s Division of Investment Management seeking assurances that the SEC staff will not recommend that the SEC take any enforcement action under Section 15(a) of the 1940 Act against SailingStone, RS Investments, and the Global Natural Resources Fund if, under the circumstances, RS Investments and SailingStone enter into the interim sub-advisory agreement with respect to the Global Natural Resources Fund without prior approval by shareholders of the Global Natural Resources Fund. On March 6, 2014, the SEC staff granted the requested no-action relief to permit SailingStone to serve as an interim sub-adviser with respect to the Global Natural Resources Fund. Pursuant to that no-action relief, SailingStone will be responsible for the day-to-day management of the Global Natural Resources Fund after the Closing Date but before shareholder approval of the Sub-Advisory Agreement is obtained. If shareholder approval of the Sub-Advisory Agreement is not obtained within 150 days after the Closing Date, RS Investments and the Board of

Trustees of Investment Trust will consider under those circumstances any appropriate steps they might take in respect of the day-to-day management of the Global Natural Resources Fund without the assistance of the GNR Team and SailingStone.

Information regarding SailingStone

SailingStone, a Delaware limited liability company, is an investment adviser that commenced operations on January 1, 2014. The managing member of SailingStone is SailingStone GP LP (“SailingStone GP”), a Delaware limited partnership, of which SailingStone Holdings LLC (“SailingStone Holdings”), a Delaware limited liability company, is the general partner. Messrs. Davis and Settles are the managing members of SailingStone Holdings. The other members of the GNR Team, James Bruce, Brian Lively, and Martin Engel, also are members of SailingStone. Each of Messrs. Davis and Settles serves as a principal of SailingStone (collectively, “Principals”). Kathlyne Kiaie serves as Chief Compliance Officer of SailingStone and James Klescewski serves as Chief Financial Officer of SailingStone. The principal business address of SailingStone, SailingStone GP, SailingStone Holdings, and the Principals is One California Street, Suite 3050, San Francisco, CA 94111.

RS Investments does not own any interest in SailingStone. Under the terms of its Separation arrangement with RS Investments, SailingStone has agreed to pay RS Investments a portion of the investment advisory fees paid to SailingStone by former and prospective global natural resource clients of RS Investments (other than the Global Natural Resources Fund).

Description of Proposed Sub-Advisory Agreement

The Board of Trustees of Investment Trust unanimously approved, and is recommending to shareholders of the Global Natural Resources Fund that they approve, the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached hereto as Schedule E. The following description of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Schedule E.

Employment of SailingStone. Pursuant to Section 2 of the Amended and Restated Investment Advisory Agreement between RS Investments and Investment Trust (“Advisory Agreement”), RS Investments may from time to time delegate certain responsibilities under the Advisory Agreement to a sub-adviser. The Sub-Advisory Agreement provides that, pursuant to Section 2 of the Advisory Agreement, RS Investments employs SailingStone as sub-adviser with respect to the Global Natural Resources Fund to manage the investment and reinvestment of the Global Natural Resources Fund’s assets, as specified from time to time by RS Investments (“Managed Assets”), subject to the control and direction of the Board of Trustees of Investment Trust and the general oversight of RS Investments.

Services to be Provided by SailingStone. The Sub-Advisory Agreement provides that SailingStone shall manage the investment and reinvestment of the Managed Assets, without prior consultation with RS Investments, subject to and in accordance with (i) the investment objective and policies of the Global Natural Resources Fund as set forth in Investment Trust’s Amended and Restated Agreement and Declaration of Trust, By-Laws, the prospectus, and Statement of Additional Information for the Global Natural Resources Fund as from time to time in effect, (ii) applicable laws and regulations, and (iii) any written instructions that RS Investments or the Board of Trustees of Investment Trust may issue from time to time. In addition, the Sub-Advisory Agreement states that SailingStone agrees to conduct its activities under the Sub-Advisory Agreement in accordance with any applicable procedures or policies adopted by the Board of Trustees of Investment Trust or RS Investments in respect of the Global Natural Resources Fund as notified by RS Investment to SailingStone from time to time as being in effect.

The Sub-Advisory Agreement provides that SailingStone shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and take such action as necessary to implement those determinations. In addition, the Sub-Advisory Agreement provides that SailingStone will furnish investment advice, research, and recommendations with respect to the Global Natural Resources Fund, in the preparation of reports and information, and in the management of the Managed Assets.

The Sub-Advisory Agreement provides that, absent instructions of RS Investments to the contrary, SailingStone is authorized to and shall, in the name of the Global Natural Resources Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers, or other financial institutions as it may reasonably select. The Sub-Advisory Agreement states that SailingStone will seek to obtain best execution of portfolio transactions for the Global Natural Resources Fund. The Sub-Advisory Agreement states that, subject to such policies as the Board of Trustees of the Investment Trust may determine and consistent with Section 28(e) of the Securities and Exchange Act of 1934, SailingStone may pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Global Natural Resources Fund that is in higher than the commission another broker or dealer would have charged for effecting the transaction. The Sub-Advisory Agreement also provides that SailingStone may aggregate orders for purchases or sales with orders for other clients of SailingStone in order to obtain best execution.

Further, the Sub-Advisory Agreement provides that SailingStone will provide reasonable assistance to RS Investments or another party designated by the Board of Trustees of Investment Trust in assessing the valuation of securities or other instruments held in the Managed Assets.

Compensation of SailingStone. The Sub-Advisory Agreement provides that RS Investments will pay SailingStone a monthly fee in respect of SailingStone’s services to the Global Natural Resources Fund based on the amount of the Managed Assets. Under the Sub-Advisory Agreement, SailingStone will be compensated for its services at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The Sub-Advisory Agreement also provides that, in the event that RS Investments implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Non-exclusivity. RS Investments may appoint from time to time other sub-advisers, in addition to SailingStone, to manage the assets of the Global Natural Resources Fund; assets managed by another sub-adviser (or by RS Investments itself) would not constitute Managed Assets.

Liability of SailingStone. The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Sub-Advisory Agreement on the part of SailingStone or the breach by SailingStone of any representation or warranty thereunder, SailingStone shall not be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.

Renewal, Termination, and Amendment. If approved, the Sub-Advisory Agreement will continue in effect, unless sooner terminated, until the second anniversary of the date that it is executed, and thereafter for successive periods of one year, subject to annual approval by (i) the Trustees of Investment Trust or (ii) a vote of the holders of a majority of the outstanding voting securities of the Global Natural Resources Fund, and, in either event, by vote of a majority of the Trustees of Investment Trust who are not parties to the Sub-Advisory Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. The Sub-Advisory Agreement provides, in part, that it may be terminated at any time without payment of penalty by RS Investments, the Board of Trustees of Investment Trust or by a vote of the holders of a majority of the outstanding voting securities of the Global Natural Resources Fund, upon 60 days’ prior written notice to SailingStone, or such shorter notice as may be mutually agreed upon. The Sub-Advisory Agreement provides that it may be amended at any time by SailingStone and RS Investments, subject to approval by the Board of Trustees of Investment Trust and, if required by applicable law or SEC rules and regulations, a vote of the holders of a majority of the Global Natural Resources Fund’s outstanding voting securities.

RS Investments Ability to Hire Additional Sub-Advisers

The Sub-Advisory Agreement states that RS Investments may determine and specify, from time to time, the portion of the assets of the Global Natural Resources Fund that will be sub-advised by SailingStone (referred to above as the Managed Assets). The Advisory Agreement between RS Investments and Investment Trust, permits RS Investment to engage one or more sub-advisers to manage the assets of the Global Natural Resources Fund. Therefore, RS Investments has the ability to hire additional sub-advisers to manage the portion of the assets of the Global Natural Resources Fund that does not comprise the Managed Assets. RS Investments has agreed separately that it will not seek to hire additional sub-advisers for the Global Natural Resources Fund for any period prior to January 1, 2017, subject to certain limitations. Under certain circumstances relating to the growth in size of the Global Natural Resources Fund, SailingStone may request that RS Investments either cause the Global Natural Resources Fund to be closed to new investments or retain one or more additional sub-advisers in order to reduce the effect of any capacity constraints on SailingStone’s ability to manage additional assets in the Fund effectively.

In addition, RS Investments has separately agreed not to terminate the Sub-Advisory Agreement prior to January 1, 2019 or to recommend to the Board of Trustees of Investment Trust that it terminate the Sub-Advisory Agreement. Nevertheless, none of these arrangements would prevent the Board of Trustees of Investment Trust from terminating the Sub-Advisory Agreement at any time (with appropriate notice) in accordance with the terms of the Sub-Advisory Agreement nor would these agreements prevent RS Investments from terminating the Sub-Advisory Agreement, or recommending that the Board of Trustees of Investment Trust terminate the Sub-Advisory Agreement without penalty in accordance with applicable law if determined by RS Investments, in the exercise of its duties and responsibilities to the Fund under the 1940 Act, and after consultation with the Board (including the Independent Trustees), to be in the best interests of the Fund and its shareholders.

Trustee Actions, Considerations, and Recommendations

The Board of Trustees of Investment Trust, including all of the Independent Trustees, met in person on February 13, 2014 to consider the approval of the Sub-Advisory Agreement in respect of the Global Natural Resources Fund. Before the meeting, the Independent Trustees met among themselves and with independent counsel to prepare for the meeting. In determining to approve the Sub-Advisory Agreement, the Trustees considered and reviewed all of the information provided to them in connection with this matter by RS Investments and SailingStone prior to and at their February 13, 2014 meeting. In determining to approve the interim sub-advisory agreement, the Trustees took into account generally the same information, factors and considerations. In all of their deliberations, the Independent Trustees were advised by independent counsel for the Independent Trustees.

The Trustees met with representatives of RS Investments and SailingStone, who discussed with the Trustees the capabilities of

SailingStone. Those representatives also discussed with the Trustees their expectations as to the management and operations of the Global Natural Resources Fund by members of the GNR Team, as employees of RS Investments prior to the Separation, and the continuing role of the GNR Team in the management of the Global Natural Resources Fund as employees and managers of SailingStone after the Separation. In this regard, the Trustees recognized the potential benefits to RS Investments of the continuous portfolio management services of the GNR Team before and SailingStone after the Separation.

The Trustees considered the terms of the Sub-Advisory Agreement. The Trustees also took into consideration other arrangements agreed to by RS Investments and SailingStone with respect to SailingStone’s services as sub-adviser to RS Investments, as summarized above under “Description of Proposed Sub-Advisory Agreement.”

The Trustees received and considered various data and information regarding the expected nature, extent, and quality of services to be provided to the Global Natural Resources Fund by SailingStone under the Sub-Advisory Agreement. This information included, among other things, information about the background and experience of the portfolio managers and other investment professionals at SailingStone, as well as the investment strategies that SailingStone would utilize as sub-adviser to the Global Natural Resources Fund. Specifically, the Trustees were advised that the investment strategies that SailingStone will utilize are expected to be the same as those currently utilized by the GNR Team in providing advisory services to the Global Natural Resources Fund. The Trustees considered that, in evaluating investments for the Global Natural Resources Fund, the GNR Team conducts fundamental analysis focused on the following factors: (i) supply cost curve of a given commodity; (ii) asset location along that curve to identify “advantaged assets”; (iii) inventory of future projects which provide the basis for future value creation; (iv) management team quality to determine capital allocation discipline and history of value creation; and (v) country risk.

Because SailingStone will be led by the same portfolio managers and other investment professionals that currently lead the GNR Team under RS Investments, the Trustees took into consideration information prepared by the independent Morningstar organization with respect to various periods, and the relative ranking of the Global Natural Resources Fund compared to various peer groups of mutual funds during those periods, which was originally provided to the Trustees in connection with the annual approval of the continuation of the investment advisory agreements between RS Investments and the Retail Funds, including the Global Natural Resources Fund. The review included comparisons of the performance of the Global Natural Resources Fund to relevant securities indices. The Trustees also noted that the Global Natural Resources Fund had enjoyed long-term favorable performance. The Trustees determined that because the investment professionals that currently lead the GNR Team will continue to manage the Global Natural Resources Fund pursuant to the Sub-Advisory Agreement and no change was anticipated in the investment strategy or program of the Fund, the sub-advisory services to be provided by SailingStone, and the Global Natural Resources Fund’s prospects for satisfactory performance under the Sub-Advisory Agreement, appeared reasonable.

The Trustees considered the nature and extent of the compliance program SailingStone has implemented and intends to implement in the near future, the qualifications of the firm’s compliance and financial personnel, and the legal and compliance resources otherwise available to the firm. They also considered information as to back-office and operational resources currently available to SailingStone and as to steps SailingStone is taking to ensure the availability to it of the full complement of resources necessary for SailingStone’s performance of its obligations to the Global Natural Resources Fund as of the Closing Date, and discussions with SailingStone regarding its internal control environment. The Trustees determined that the back-office and operational resources expected to be fully in place by the Closing Date appeared adequate to permit SailingStone to meet its obligations to the Global Natural Resources Fund, and determined in addition to meet with representatives of RS Investments and SailingStone before the Closing Date to obtain final confirmation of the nature and extent of those resources.

The Trustees also considered the sub-advisory fee rates payable by RS Investments to SailingStone for the sub-advisory services to be provided to the Global Natural Resources Fund. The Trustees considered that the investment advisory fee rate payable by the Global Natural Resources Fund to RS Investments would not change, and that the sub-advisory fees payable to SailingStone would be paid by RS Investments out of the investment advisory fees received by RS Investments for the Global Natural Resources Fund.

The Trustees noted that the sub-advisory fee rates payable by RS Investments under the Sub-Advisory Agreement contain breakpoints that reduce the sub-advisory fee rate on assets above specified levels. The Trustees considered statements by RS Investments and SailingStone that those sub-advisory fee breakpoints were proposed not in respect of economies of scale that the Global Natural Resources Fund might achieve, but rather to achieve an overall level of compensation for RS Investments and SailingStone at anticipated asset levels, using a fee structure that is consistent with other fee arrangements implemented by SailingStone.

The Trustees also considered preliminary estimates provided by SailingStone regarding its profitability and profit margins generally, but noted that the estimates were of limited utility in light of the fact that the firm is only just commencing operations. On the basis of these factors and considerations, the Trustees determined that the fee to be paid under the Sub-Advisory Agreement appeared reasonable and appropriate.

The Trustees also considered the resources RS Investments intends to devote to the oversight of SailingStone’s services to the Global Natural Resources Fund and steps RS Investments intends to take in the oversight process in light of SailingStone’s status as a recently organized investment advisory company, and concluded that these resources appeared to be appropriate.

On the basis of these factors, the Board of Trustees of Investment Trust voted unanimously, including the unanimous vote of the Independent Trustees, to approve the Sub-Advisory Agreement, including the sub-advisory fees set forth in the Sub-Advisory Agreement, for a two-year period from its date of execution, subject to approval by shareholders of the Global Natural Resources Fund, and to recommend to shareholders of the Global Natural Resources Fund that they approve the Sub-Advisory Agreement.

Other Information

Other Benefits Derived by SailingStone. SailingStone has also entered into a consulting arrangement (the “Consulting Arrangement”) with RS Investments under which SailingStone agrees to provide to the Value Group at RS Investments certain statistical and factual information, and advice regarding economic factors and trends, affecting or related to companies in the natural resources, commodities, and related sectors. Pursuant to the Consulting Arrangement, SailingStone will not generally furnish advice or make recommendations regarding the purchase, sale or holding of specific securities or as to the valuations of specific securities.

In return for the services rendered under the arrangement, RS Investments will pay SailingStone an annual flat fee of $500,000. The Consulting Arrangement will commence on the day following the Closing Date and shall end two years after that date, unless sooner terminated by RS Investments.

Required Vote

Shareholders of the Global Natural Resources Fund will vote as a single class to approve or disapprove the Sub-Advisory Agreement with respect to the Global Natural Resources Fund. As provided in the 1940 Act, approval of the Sub-Advisory Agreement for the Global Natural Resources Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Global Natural Resources Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Global Natural Resources Fund or (ii) 67% or more of the shares of the Global Natural Resources Fund present at the Meeting if more than 50% of the outstanding shares of the Global Natural Resources Fund are present at the Meeting in person or by proxy. If the shareholders of the Global Natural Resources Fund do not approve the Sub-Advisory Agreement, the Trustees will take such further action as they may deem to be in the interest of the Global Natural Resources Fund.

The Trustees of Investment Trust unanimously recommend that the shareholders of the Global Natural Resources Fund vote to approve the Sub-Advisory Agreement.

FUND INFORMATION

This section provides certain additional information about the Funds, including information about their investment adviser and sub-adviser, principal underwriter, administrative services provider, independent registered public accounting firm, and executive officers, as well as the identity of persons who beneficially owned more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser

RS Investments, a Delaware limited liability company, One Bush Street, Suite 900, San Francisco, CA 94104, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments.

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield VIP Series, RS S&P 500 Index VIP Series, and RS Money Market VIP Series (the “GIS Sub-Advised Funds”). GIS is responsible for the day-to-day management of the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company and is a subsidiary of Guardian. GIS is located at 7 Hanover Square, New York, New York 10004.

Principal Underwriter

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares and of variable annuity and variable life insurance contracts issued by GIAC. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as principal underwriter of the Funds’ shares. The change in principal underwriter from GIS to RSFD is expected to take place on or about April 1, 2014, but not before RSFD completes its registration as a broker and becomes a member of the Financial Industry Regulatory Authority.

Administrative Services

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”), provides certain administrative services, including treasury, and tax related services, to each of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Trusts for the fiscal year ended December 31, 2013, and has been selected as the independent registered public accounting firm for fiscal year 2014 for all Funds.

Representatives from PricewaterhouseCoopers LLP are not expected to attend the Meeting. However, if requested in writing by any shareholder at least five business days prior to the date of the Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions. Any such request must be sent to RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104, Attention: Shelly Chu.

The Audit Committee pre-approves at least annually audit and non-audit services provided by PricewaterhouseCoopers LLP that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chair of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

Schedule B attached hereto includes tables that set forth for each Trust, for its two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to each Trust and (b) those non-audit services provided to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that related directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees - fees related to the audit review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees for services traditionally performed by PricewaterhouseCoopers LLP, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

(iii)	Tax Fees - fees for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans, and requests for rulings or technical advice from taxing authorities.

(iv)	All Other Fees - fees for services relating to examination of investment management controls.

Schedule B attached hereto also sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and to RS Investments (not including services rendered to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust.

The Audit Committee has considered whether the provision of non-audit services, if any, that were rendered to RS Investments (not including services rendered to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Executive Officers

The following table provides information about the current executive officers of each Trust. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer’s principal occupation is as an employee or officer of RS Investments or its affiliates. Each officer’s principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

Name and Age	Position(s) Held With Each Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)
Matthew H. Scanlan, December 1955	Trustee, President and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).

James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009 – July 2013) and Chief Compliance Officer, BlackRock Investments LLC (December 2012 – July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007 – December 2009).

Name and Age	Position(s) Held With Each Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)

Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.

Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock, Institutional Trust Company, N.A. (May 2005 – April 2013).

Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.

Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005 – February 2013).

Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012 – December 2013)	Fund Controller, RS Investments since July 2009; Barclays Global Investors (July 2006 – July 2009); Principal, Provider Management Group (July 2005 – July 2006).

(1)	Date first appointed to serve as an officer of each Trust. Each officer has served continuously since appointment.
(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

The Agreement and Declaration of Trust and By-Laws of each Trust provides that each Trust will indemnify its respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the

Trust, except if it is determined in the manner specified in the applicable Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trusts, at their expense, provide liability insurance for the benefit of their Trustees and officers.

Interests of Certain Persons

Information regarding the persons who are known by the Trusts to have owned beneficially 5% or more of the outstanding shares of a class of a Fund as of March 1, 2014 is attached hereto as Schedule D.

To the knowledge of the Trusts, no Trustees have made any purchases or sales of any direct or indirect interest in RS Investments or GIS since the commencement of the most recent fiscal year on January 1, 2014.

FURTHER INFORMATION ABOUT VOTING

AND THE MEETING

Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trusts to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. For purposes of Proposal 1, abstentions and “broker non-votes” will not have any effect on the election of Trustees. For purposes of Proposal 2, abstentions and “broker non-votes” will have the same effect as a vote against Proposal 2.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card or otherwise votes without actually voting on such proposal. A Trust may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Each Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting of shareholders. The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Instructions for Voting Proxies or Providing Voting Instructions

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) and/or voting instruction card(s), as applicable, following the instructions printed on the card. You may also record your vote via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.

As the Meeting date approaches, certain shareholders of Investment Trust and Contract Owners of Variable Trust may receive a telephone call from a representative of Computershare Fund Services (as previously defined, “CFS”), if their proxy card(s) and/or voting instruction card(s) have not yet been received. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the CFS representative is required to ask for each shareholder’s or Contract Owner’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of

Internet availability in the mail or that the Contract Owner has received the proxy materials in the mail. If the shareholder or Contract Owner is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card or voting instruction card and ask for the shareholder’s or Contract Owner’s instructions on the proposals, as applicable. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder or Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s or Contract Owner’s instructions on the applicable card. If your vote is taken over the telephone by a CFS representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation letter, call 1-800-766-3863 immediately for assistance. Shareholders and Contract Owners can call 1-800-766-3863 with any additional questions.

Special Considerations for Contract Owners of the Variable Funds

Votes will be tabulated by the inspectors of election appointed for the Meeting. GIAC has informed Variable Trust that it will vote its shares in accordance with the voting instructions for the Variable Funds actually received from Contract Owners. GIAC will vote the Variable Fund shares attributable to the variable annuities and variable life insurance policies for which it does not receive voting instruction cards in the same proportions as the shares for which it does receive voting instruction cards. GIAC and Guardian have informed Variable Trust that they will also vote the Variable Fund shares that they own beneficially in the same proportion as the shares for which GIAC receives voting instruction cards. As a result, a relatively small number of Contract Owners may determine the outcome of a vote.

In order for the Meeting to go forward in respect of Variable Trust, there must be a quorum. This means that at least 40% of Variable Trust’s shares entitled to vote on Proposal 1 must be represented at the Meeting either in person or by proxy. The presence of GIAC at the Meeting in person or by proxy will meet the quorum requirement for Variable Trust.

Adjournment

If a quorum for either Trust with respect to Proposal 1, or the Global Natural Resources Fund with respect to Proposal 2, is not present at the Meeting or other matters arise requiring shareholder action, the persons named as proxies may propose one or more adjournments of the Meeting as to that Trust with respect to Proposal 1, or as to the Global Natural Resources Fund with respect to Proposal 2, to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Trust or the Global Natural Resources Fund, as applicable, represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a Proposal against such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Trusts.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

Neither Trust’s Agreement and Declaration of Trust provides for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting in 2015. Shareholder proposals for inclusion in the Proxy Statement for any subsequent meeting must be received by the applicable Trust a reasonable period of time prior to the printing and sending of proxy materials.

SCHEDULE A

RS Investment Trust

RS Variable Products Trust

Governance and Nominating Committees

Charter1

Adopted February 13, 2014

A.	Purpose.

The Governance Committees (collectively, the “Committee”) are intended to assist the Boards of Trustees (the “Boards”) of RS Investment Trust and RS Variable Products Trust (each, a “Trust”) in general matters related to governance of the Trust (including their series, the “Funds”), as well as filling vacancies and other specific responsibilities described in this Charter.

B.	Members and Qualifications.

(1)	The Committee shall consist of such number of Trustees as shall be specified from time to time by the Boards, provided that the number of members of the Committee shall be at least two, except for a reasonable period following the resignation of one or more members that causes the number to be one or zero. Each member of the Committee shall be an independent Trustee of the Trusts (i.e., a Trustee who is not an “interested person” of a Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder).

(2)	The members and Chair of the Committee shall be appointed by the Boards from time to time in the discretion of the Boards, and shall serve until a successor or successors are appointed.

C.	Meetings.

(1)	The Committee shall meet separately from the full Boards of Trustees.

[1]	Replaced the Charter of the Legal and Regulatory Committees adopted May 16, 2007, as amended through May 16, 2012, and replaced the Charter of the Nominating Committees as most recently amended May 24, 2006.

(2)	The Committee may hold meetings at such times and locations as the Committee may determine, typically quarterly, and may meet in person or by telephone or other method of communication where all participants can hear each other at the same time.

(3)	The agenda for each meeting of the Committee shall be prepared by the Chair, and the minutes shall be prepared and maintained by the Secretary of the Trusts or, in the absence of the Secretary, by such other person as may be appointed by the Chair or the Committee.

(4)	At any meeting of the Committee, a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

(5)	The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter. The Committee may allow any invited guests to its meetings in its discretion.

D.	Organizational Matters.

(1)	The Committee may seek advice from counsel for the Trusts or for the independent Trustees.

(2)	The Committee shall have the resources and authority appropriate to discharge its responsibilities.

(3)	Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Trusts.

E.	Duties of Committee (Other than Relating to Nominations).

The duties of the Committee include:

(1)	Review compliance by the Boards with the fund governance standards specified by Rule 0-1 under the 1940 Act, to the extent legally applicable, and make recommendations to the Boards concerning how to maintain compliance with those applicable fund governance standards.

(2)	Coordinate the annual self-assessment of the Boards and their committees, record the related recommendations by the Boards as a result of that process, and assist the Boards in implementing any recommended actions.

(3)	Confirm the continued independence of the independent Trustees through the annual questionnaire process and to address any interim questions that relate to the independence of a Trustee.

(4)	Coordinate the selection of independent legal counsel for the independent Trustees and monitor the continued independence and performance of that counsel.

(5)	Consider any reports received from a Committee member as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education.

(6)	Review proposals for new coverage, changes or renewals regarding fidelity bond and liability insurance coverage for the Trusts and the Trustees, and review directors and officers and errors and omissions insurance coverage for adequacy.

(7)	Encourage independent Trustees to be shareholders of one or more underlying Funds that are compatible with each Trustee’s personal and financial situation.

(8)	To review information provided to the Committee and the Boards of Trustees generally regarding legal, compliance, and regulatory matters affecting the Trusts or the Funds from time to time.

(9)	To review information provided to the Committee by the Chief Compliance Officer of the Trusts, including without limitation the annual report of such Officer pursuant to Rule 38a-1, as to the compliance by the Trusts, the Funds, and the appropriate service providers to the Trusts and the Funds with legal and regulatory requirements applicable to them, and with the Trusts’ compliance policies and procedures, and as to such other matters as the Committee or the Chief Compliance Officer may consider appropriate.

(10)	To review any proposed changes to the compliance policies or procedures of the Trusts and appropriate service providers.

(11)	To review proposals regarding the compensation of the Chief Compliance Officer.

(12)	To review reports on the Trusts’ internal audit of their anti-money laundering program.

(13)	To review reports on the compliance by the Funds with certain exemptive rules under the 1940 Act, exemptive relief (including relief as to variable insurance mixed and shared funding arrangements), and no-action relief (including relief as to affiliated redemptions in kind) under which the Funds operate, as determined from time to time by the Committee.

(14)	To review information provided to the Committee and the Boards as to litigation involving the Trusts or any service provider to the Trusts.

(15)	To report on its activities to the full Boards at least quarterly.

(16)	To consider periodically whether any changes to this Charter may be appropriate.

(17)	To perform such other functions and to have such powers as may be necessary and appropriate to the efficient and lawful discharge of the powers provided in this Charter.

F.	Duties of the Committee Related to the Nomination of Independent Trustees.

(1)	The Committee shall nominate, for consideration by the shareholders or the Board of Trustees in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of the Trusts.

(2)	The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

(3)	In making nominations under paragraph F.1 the Committee shall evaluate candidates’ qualifications for Board membership, their independence from RS Investment Management Co. LLC and its affiliates (“RS Investments”) and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with RS Investments or other service providers.

(4)	In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trusts’ current Trustees, (ii) the Trusts’ officers, (ii) the Trusts’ investment adviser or any subadviser, (iv) the Trusts’ shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Trusts’ expense to identify potential candidates.

(5)	The Committee shall not nominate any individual to the Board if the addition of such individual to the Board would cause more than 25 percent of the members of the Board to be persons who either (a) have been directors, officers, or employees of RS Investments or its predecessors during the preceding 10 years or (b) are interested persons, as defined in the 1940 Act, of any Fund or of RS Investments.

(6)	In making nominations under paragraph F.1, the Committee shall (a) provide RS Investments with an opportunity to suggest candidates to serve as independent Trustees and (b) afford RS Investments an opportunity to meet with and comment upon other candidates considered by the Committee.

(7)	The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee, and the failure by the Committee at any meeting, or ever, to consider any one or more of the matters or items listed above shall not be deemed to constitute a breach of this Charter or of any duty or obligation of the Committee or any Trustee to the Board or either Trust.

Role and Responsibilities of the Committee. The function of the Committee is to review information presented to it regarding the matters described above. The Committee is not charged with ensuring compliance by the Trusts, the Funds, or any service providers to the Trusts or the Funds with any law, rule, or regulation.

The Committee will not perform any oversight function in respect of matters within the purview of another committee of the Boards of Trustees. For example, the Committee will not perform any oversight function in respect of brokerage matters properly the subject of review by the Brokerage and Pricing Committees or in respect to advisory fees and expenses within the responsibility of the Contract Renewal Committee. Nor will the Committee review compensation of the independent Trustees because that work is performed by an ad hoc Board committee.

It is the responsibility of each service provider to the Trusts and to the Funds to ensure that its activities in respect of the Funds comply with applicable law and regulation and with the policies and procedures of the Funds.

Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any service provider to the Trusts or to the Funds.

Appendix A to Schedule A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 25, 2004)

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

SCHEDULE B

Independent Registered Public Accounting Firm Fees

Fees for services rendered to Investment Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2012	$868,581	$—	$209,605	$—
December 31, 2013	$819,035	$—	$212,313	$—

Fees for services rendered to Variable Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2012	$149,429	$—	$82,320	$—
December 31, 2013	$154,005	$—	$62,471	$—

*	Fees are exclusive of out of pocket expenses.

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust if the engagement related directly to the operations and financial reporting of Investment Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2012	$—	$—	$216,300
December 31, 2013	$—	$—	$244,790

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common

B-1

control with RS Investments that provides ongoing services to Variable Trust if the engagement related directly to the operations and financial reporting of Variable Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2012	$—	$—	$216,300
December 31, 2013	$—	$—	$244,790

*	Fees are exclusive of out of pocket expenses.

During the periods indicated in the table above, no services relating to the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” disclosed above were approved by the Trusts’ Audit Committees pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Investment Trust, and rendered to RS Investments (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust for each of the last two fiscal years of Investment Trust were $562,805 for 2012 and $572,581 for 2013.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Variable Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Variable Trust for each of the last two fiscal years of Variable Trust were $435,520 for 2012 and $422,739 for 2013.

B-2

SCHEDULE C

As of the Record Date, the total number of shares outstanding for each Retail Fund is set forth in the table below:

Fund Name	Class A	Class C	Class K	Class Y
RS Partners Fund	32,258,072.998	N/A	125,729.576	24,142,490.256
RS Value Fund	17,765,941.747	886,990.163	114,845.82	18,527,413.532
RS Large Cap Alpha Fund	10,315,977.886	629,862.843	275,868.122	2,978,222.052
RS Investors Fund	3,826,843.971	900,977.722	58,173.269	6,878,172.227
RS Global Natural Resources Fund	33,481,326.545	3,699,341.73	223,063.561	95,314,025.713
RS Small Cap Growth Fund	7,899,690.978	136,243.898	32,869.692	5,529,448.654
RS Select Growth Fund	8,932,802.016	2,038,596.049	27,461.732	9,930,550.355
RS Mid Cap Growth Fund	5,224,144.915	374,787.589	89,390.818	2,004,123.388
RS Growth Fund	10,828,757.767	644,623.062	71,829.03	1,454,487.784
RS Technology Fund	7,758,147.774	871,292.95	78,653.578	2,214,080.287
RS Small Cap Equity Fund	3,318,393.531	68,627.803	243,499.858	2,395,176.926
RS International Fund	2,300,339.168	231,995.874	352,241.987	447,461.768
RS Emerging Markets Fund	10,869,915.215	1,872,665.288	1,467,106.467	9,803,997.206
RS Emerging Markets Small Cap Fund	500,000.00	250,000.00	N/A	1,750,000.00
RS Global Fund	1,072,964.787	530,389.86	458,222.149	1,140,510.177
RS China Fund	1,118,085.135	406,853.787	407,504.146	911,704.666
RS Investment Quality Bond Fund	6,972,305.74	1,090,439.168	707,384.25	3,423,777.656
RS Low Duration Bond Fund	53,937,399.274	24,483,231.718	553,413.489	42,768,434.262
RS High Yield Fund	5,755,556.988	4,390,929.038	3,179,995.998	1,030,207.85
RS Tax-Exempt Fund	13,988,411.281	5,956,574.748	N/A	5,877,284.413
RS High Income Municipal Bond Fund	4,439,358.136	3,525,439.004	N/A	2,872,487.646
RS Floating Rate Fund	82,187,368.442	76,680,059.146	273,935.825	112,161,120.99
RS Strategic Income Fund	5,303,196.00	1,639,408.757	365,451.05	816,146.941

C-1

As of the Record Date, the total number of shares outstanding for each Variable Fund is set forth in the table below:

Fund Name	Class I
RS Large Cap Alpha VIP Series	21,952,749.752
RS Small Cap Growth Equity VIP Series	6,365,003.486
RS International VIP Series	13,369,344.868
RS Emerging Markets VIP Series	4,869,764.256
RS Investment Quality Bond VIP Series	64,702,458.658
RS Low Duration Bond VIP Series	24,009,032.412
RS High Yield VIP Series	6,479,031.939
RS Money Market VIP Series	113,637,889.86
RS S&P 500 Index VIP Series	9,751,038.443

C-2

SCHEDULE D

As of March 1, 2014, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more1 of a class of a Retail Fund:

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS CHINA FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	875405.467	78.38%
RS CHINA FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	156572.256	14.02%
RS CHINA FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	403939.092	99.28%
RS CHINA FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	407421.282	99.98%
RS CHINA FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	882767.394	96.83%
RS EMERGING MARKETS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	3297893.315	30.1%
RS EMERGING MARKETS FUND	A	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1542975.167	14.08%
RS EMERGING MARKETS FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	657304.202	6%

[1]	A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS EMERGING MARKETS FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 146 3900 BURGESS PL BETHLEHEM PA 18017-9097	619406.403	5.65%
RS EMERGING MARKETS FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	610925.48	5.58%
RS EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	569664.895	5.2%
RS EMERGING MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	418586.409	22.35%
RS EMERGING MARKETS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	397537.555	21.23%
RS EMERGING MARKETS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	293806.984	15.69%
RS EMERGING MARKETS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	193058.03	10.31%
RS EMERGING MARKETS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	122219.44	6.53%
RS EMERGING MARKETS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	115878.782	6.19%
RS EMERGING MARKETS FUND	K	STATE STREET CORPORATION CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	1044198.25	70.92%
RS EMERGING MARKETS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	2805033.778	28.76%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS EMERGING MARKETS FUND	Y	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	1951236.579	20%
RS EMERGING MARKETS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	1125373.273	11.54%
RS EMERGING MARKETS FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	978032.855	10.03%
RS EMERGING MARKETS FUND	Y	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	493729.72	5.06%
RS EMERGING MARKETS SMALL CAP FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	500,000.00	100%
RS EMERGING MARKETS SMALL CAP FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	250,000.00	100%
RS EMERGING MARKETS SMALL CAP FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 HANOVER SQUARE NEW YORK NY 10004-4025	1,750,000.00	100%
RS FLOATING RATE FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	43190282.57	52.55%
RS FLOATING RATE FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6925369.98	8.43%
RS FLOATING RATE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6182464.552	7.52%
RS FLOATING RATE FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5895932.253	7.17%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS FLOATING RATE FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	4146063.325	5.04%
RS FLOATING RATE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18149712.29	23.69%
RS FLOATING RATE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17766953.08	23.19%
RS FLOATING RATE FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13172001.86	17.19%
RS FLOATING RATE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7236288.31	9.45%
RS FLOATING RATE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5759252.88	7.52%
RS FLOATING RATE FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	104336.146	38.17%
RS FLOATING RATE FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	81691.987	29.89%
RS FLOATING RATE FUND	K	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	28086.645	10.28%
RS FLOATING RATE FUND	K	FIIOC FBO PORTER & YEE 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	21606.579	7.9%
RS FLOATING RATE FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	35510313.45	31.57%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS FLOATING RATE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	25034454.06	22.25%
RS FLOATING RATE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	18839255.84	16.75%
RS FLOATING RATE FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7506717.46	6.67%
RS GLOBAL FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	974793.256	90.8%
RS GLOBAL FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	454501.653	85.69%
RS GLOBAL FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	34508.354	6.51%
RS GLOBAL FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	457178.42	99.77%
RS GLOBAL FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	983055.595	86.2%
RS GLOBAL FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	116161.225	10.19%
RS GLOBAL NATURAL RESOURCES FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10405959.67	31.03%
RS GLOBAL NATURAL RESOURCES FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6414427.091	19.13%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1776922.031	5.3%
RS GLOBAL NATURAL RESOURCES FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	1694615.679	5.05%
RS GLOBAL NATURAL RESOURCES FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	655302.77	17.71%
RS GLOBAL NATURAL RESOURCES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	623718.415	16.86%
RS GLOBAL NATURAL RESOURCES FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	555478.171	15.02%
RS GLOBAL NATURAL RESOURCES FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	546300.332	14.77%
RS GLOBAL NATURAL RESOURCES FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	341924.356	9.24%
RS GLOBAL NATURAL RESOURCES FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	255908.33	6.92%
RS GLOBAL NATURAL RESOURCES FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	31730.984	14.21%
RS GLOBAL NATURAL RESOURCES FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	25074.499	11.23%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	K	FIFTH THIRD BANK TTEE FBO: MEMORIAL HOSPITAL INV MGMT 5001 KINGSLEY DR DEPT 3385 CINCINNATI OH 45227-1114	15743.028	7.05%
RS GLOBAL NATURAL RESOURCES FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	14660.447	6.57%
RS GLOBAL NATURAL RESOURCES FUND	K	MG TRUST COMPANY CUST. FBO GEO-TECH CONSTRUCTION 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	13571.687	6.08%
RS GLOBAL NATURAL RESOURCES FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	22604055.36	23.73%
RS GLOBAL NATURAL RESOURCES FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13949292.75	14.64%
RS GLOBAL NATURAL RESOURCES FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6799697.318	7.14%
RS GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1778563.203	16.43%
RS GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1384759.268	12.8%
RS GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	246617.026	38.32%
RS GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	123188.378	19.14%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	75500.747	11.73%
RS GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11072.654	15.42%
RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CENTINELA ANIMAL HOSPITAL, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	9674.617	13.47%
RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PRINTABLE SERVICES, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6480.171	9.02%
RS GROWTH FUND	K	MG TRUST COMPANY CUST. FBO GREGORY PHILLIES, MD, PC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6267.622	8.73%
RS GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	248631.276	18.64%
RS GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	121293.601	9.09%
RS GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	111116.763	8.33%
RS GROWTH FUND	Y	RENEE R HODGES 4010 DOVER RD DURHAM NC 27707-5401	100031.799	7.5%
RS GROWTH FUND	Y	STATE STREET BANK & TRUST CUST IRA JOHN R CLEMENS 707 INDIAN CAMP CREEK RD HOT SPRINGS NC 28743-7290	82283.551	6.17%
RS GROWTH FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	77803.902	5.83%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	75498.842	5.66%
RS GROWTH FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	74291.02	5.57%
RS HIGH INCOME MUNICIPAL BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	977622.083	22.03%
RS HIGH INCOME MUNICIPAL BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	743384.915	16.75%
RS HIGH INCOME MUNICIPAL BOND FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	613968.18	13.83%
RS HIGH INCOME MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	573761.437	12.93%
RS HIGH INCOME MUNICIPAL BOND FUND	A	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	287771.777	6.48%
RS HIGH INCOME MUNICIPAL BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	823322.75	23.33%
RS HIGH INCOME MUNICIPAL BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	712221.462	20.18%
RS HIGH INCOME MUNICIPAL BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	419362.368	11.88%
RS HIGH INCOME MUNICIPAL BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	356439.859	10.1%
RS HIGH INCOME MUNICIPAL BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	234952.466	6.66%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS HIGH INCOME MUNICIPAL BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	222538.674	6.31%
RS HIGH INCOME MUNICIPAL BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	218990.303	6.21%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	681839.638	23.7%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	472969.526	16.44%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	364156.585	12.66%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	344187.543	11.96%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	264845.55	9.21%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	221769.785	7.71%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	SEI PRIVATE TRUST COMPANY C/O PINNACLE TRUST GWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	175733.308	6.11%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	152223.625	5.29%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS HIGH YIELD FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	1210404.757	21.09%
RS HIGH YIELD FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQARE H 17-B NEW YORK NY 10004	1031553.568	17.98%
RS HIGH YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	567567.779	9.89%
RS HIGH YIELD FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	478679.013	8.34%
RS HIGH YIELD FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV41 3900 BURGESS PL BETHLEHEM PA 18017-9097	377313.486	6.58%
RS HIGH YIELD FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	292512.99	5.1%
RS HIGH YIELD FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	2081028.554	47.45%
RS HIGH YIELD FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	410257.304	9.35%
RS HIGH YIELD FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	358819.985	8.18%
RS HIGH YIELD FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	346574.233	7.9%
RS HIGH YIELD FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	234455.044	5.35%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS HIGH YIELD FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	2511177.566	79%
RS HIGH YIELD FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	393378.456	38.1%
RS HIGH YIELD FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	309005.442	29.93%
RS HIGH YIELD FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	57518.538	5.57%
RS HIGH YIELD FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	52640.298	5.1%
RS INTERNATIONAL FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	346396.356	15.02%
RS INTERNATIONAL FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 44 3900 BURGESS PL BETHLEHEM PA 18017-9097	279299.237	12.11%
RS INTERNATIONAL FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	35886.011	15.36%
RS INTERNATIONAL FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	30735.474	13.16%
RS INTERNATIONAL FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	28499.872	12.2%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INTERNATIONAL FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	25953.509	11.11%
RS INTERNATIONAL FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	22809.445	9.76%
RS INTERNATIONAL FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13442.304	5.75%
RS INTERNATIONAL FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	117711.589	26.24%
RS INTERNATIONAL FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	78137.248	17.42%
RS INTERNATIONAL FUND	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40577.281	9.05%
RS INTERNATIONAL FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	35708.435	7.96%
RS INVESTMENT QUALITY BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1381242.048	19.82%
RS INVESTMENT QUALITY BOND FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 42 3900 BURGESS PL BETHLEHEM PA 18017-9097	1159619.652	16.64%
RS INVESTMENT QUALITY BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1104887.641	15.85%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INVESTMENT QUALITY BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	169939.518	15.61%
RS INVESTMENT QUALITY BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	162004.351	14.88%
RS INVESTMENT QUALITY BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	129233.642	11.87%
RS INVESTMENT QUALITY BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	112836.877	10.37%
RS INVESTMENT QUALITY BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	112179.235	10.31%
RS INVESTMENT QUALITY BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	83080.206	7.63%
RS INVESTMENT QUALITY BOND FUND	K	MG TRUST COMPANY CUST. FBO THE PLASTIC SURGERY CENTER, PA 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	53925.055	7.65%
RS INVESTMENT QUALITY BOND FUND	K	FRONTIER TRUST COMPANY FBO JACK H. OLENDER & ASSOCIATES, P.C. 209314 PO BOX 10758 FARGO ND 58106-0758	47682.26	6.76%
RS INVESTMENT QUALITY BOND FUND	K	MG TRUST COMPANY CUST. FBO WS ASSOCIATES, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	40491.204	5.74%
RS INVESTMENT QUALITY BOND FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	2595527.927	77.54%
RS INVESTMENT QUALITY BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	266765.939	7.97%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INVESTMENT QUALITY BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	167332.668	5%
RS INVESTORS FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	870024.843	22.9%[1]
RS INVESTORS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	351489.492	9.26%
RS INVESTORS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	334741.968	8.81%
RS INVESTORS FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	259627.526	6.84%
RS INVESTORS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	158412.219	18.31%
RS INVESTORS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	144892.532	16.74%
RS INVESTORS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	93388.694	10.79%
RS INVESTORS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	76344.381	8.82%
RS INVESTORS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	71541.906	8.27%
RS INVESTORS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	59128.989	6.83%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	16409.689	28.21%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INVESTORS FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7697.226	13.23%
RS INVESTORS FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4014.908	6.9%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO JOBY SMITH & ASSOCIATES 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3452.561	5.94%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3413.845	5.87%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO ALLIANT INTEGRATORS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3236.755	5.57%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO EPD CONSULTANTS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3128.989	5.38%
RS INVESTORS FUND	K	MG TRUST COMPANY CUST. FBO C & S PARTY RENTALS, INC./PINE TRE 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3020.005	5.19%
RS INVESTORS FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	3951898.652	57.94%
RS INVESTORS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	824982.182	12.1%
RS INVESTORS FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	722734.461	10.6%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INVESTORS FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	459221.38	6.73%
RS LARGE CAP ALPHA FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1039901.862	10.07%
RS LARGE CAP ALPHA FUND	A	THE GUARDIAN VALUE LINE QUALIFIED ACCT #03 OF THE GUARDIAN INS & ANNUITY & CO ATTN EQUITY ACCOUNTING PO BOX 26210 BETHLEHEM PA 18002	530144.776	5.14%
RS LARGE CAP ALPHA FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	125147.87	19.88%
RS LARGE CAP ALPHA FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	93589.607	14.86%
RS LARGE CAP ALPHA FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	79333.775	12.6%
RS LARGE CAP ALPHA FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	60843.854	9.66%
RS LARGE CAP ALPHA FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	52108.754	8.28%
RS LARGE CAP ALPHA FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	50233.555	7.98%
RS LARGE CAP ALPHA FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	43115.814	6.85%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS LARGE CAP ALPHA FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	31558.049	5.01%
RS LARGE CAP ALPHA FUND	K	STATE STREET CORPORATION CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST. BOSTON MA 02111-2901	89327.061	32.41%
RS LARGE CAP ALPHA FUND	K	FRONTIER TRUST COMPANY FBO PEERLESS TRANSPORT 401(K) PLAN 206 01 PO BOX 10758 FARGO ND 58106-0758	22647.38	8.22%
RS LARGE CAP ALPHA FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	2300273.871	78.15%
RS LOW DURATION BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13133667.7	24.38%
RS LOW DURATION BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	12588020.55	23.37%
RS LOW DURATION BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6749409.192	12.53%
RS LOW DURATION BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4276852.182	7.94%
RS LOW DURATION BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	4638043.553	18.93%
RS LOW DURATION BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3710355.32	15.15%
RS LOW DURATION BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	3617611.192	14.77%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS LOW DURATION BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	2551305.46	10.41%
RS LOW DURATION BOND FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2276985.346	9.3%
RS LOW DURATION BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	1979201.084	8.08%
RS LOW DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1448512.989	5.91%
RS LOW DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1437745.799	5.87%
RS LOW DURATION BOND FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	230350.746	41.73%
RS LOW DURATION BOND FUND	K	MG TRUST COMPANY CUST. FBO ERA, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	34561.168	6.26%
RS LOW DURATION BOND FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29801.583	5.4%
RS LOW DURATION BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11629609.19	27.26%
RS LOW DURATION BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11316465.86	26.53%
RS LOW DURATION BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5455376.285	12.79%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS LOW DURATION BOND FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	4558406.764	10.69%
RS LOW DURATION BOND FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	4500852.472	10.55%
RS MID CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1305578.482	25.2%
RS MID CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	719461.538	13.89%
RS MID CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	108402.214	29.66%
RS MID CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	53838.064	14.73%
RS MID CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	49656.441	13.59%
RS MID CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	41739.132	11.42%
RS MID CAP GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	27383.226	7.49%
RS MID CAP GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	18436.851	20.63%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO SUNRISE ERECTORS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7949.76	8.89%
RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO STORMSOURCE SOFTWARE, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6971.052	7.8%
RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6567.231	7.35%
RS MID CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6124.898	6.85%
RS MID CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	554344.823	28.34%
RS MID CAP GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	359734.64	18.39%
RS MID CAP GROWTH FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	351958.539	17.99%
RS MID CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	247606.239	12.66%
RS MID CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	213130.989	10.9%
RS PARTNERS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7003997.335	21.7%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS PARTNERS FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5420780.341	16.8%
RS PARTNERS FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2500415.056	7.75%
RS PARTNERS FUND	A	STATE STREET BANK & TRUST AS TTEE FOR ADVENTIST HEALTHCARE RETIREMEN PLAN 105 ROSEMONT RD WESTWOOD MA 02090-2318	2114055.774	6.55%
RS PARTNERS FUND	K	MG TRUST COMPANY CUST. FBO THE PLASTIC SURGERY CENTER, PA 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	9569.885	7.61%
RS PARTNERS FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7554.069	6.01%
RS PARTNERS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10030112.63	41.57%
RS PARTNERS FUND	Y	JPMORGAN CHASE AS TRUSTEE FBO SAFEWAY 401(K) PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	3243986.746	13.44%
RS PARTNERS FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1811323.553	7.51%
RS PARTNERS FUND	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1501909.868	6.22%
RS SELECT GROWTH FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	2251501.04	25.23%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS SELECT GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1248065.234	13.98%
RS SELECT GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	936263.154	10.49%
RS SELECT GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	824682.473	9.24%
RS SELECT GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	392495.851	19.32%
RS SELECT GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	369025.875	18.17%
RS SELECT GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	249015.844	12.26%
RS SELECT GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	175078.51	8.62%
RS SELECT GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	169401.907	8.34%
RS SELECT GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	160958.644	7.92%
RS SELECT GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	108031.172	5.32%
RS SELECT GROWTH FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7522.87	27.37%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS SELECT GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5546.732	20.18%
RS SELECT GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3444.454	12.53%
RS SELECT GROWTH FUND	K	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	2315.285	8.42%
RS SELECT GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PHILIP J. ORISEK, MD, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	1779.722	6.47%
RS SELECT GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	2008402.482	20.34%
RS SELECT GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1859818.417	18.84%
RS SELECT GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1621800.811	16.43%
RS SELECT GROWTH FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1161808.445	11.77%
RS SELECT GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1058216.493	10.72%
RS SELECT GROWTH FUND	Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	680992.317	6.9%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS SMALL CAP EQUITY FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L - ADV 145 3900 BURGESS PL BETHLEHEM PA 18017-9097	1006957.181	30.2%
RS SMALL CAP EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	429683.06	12.89%
RS SMALL CAP EQUITY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	24107.723	35.13%
RS SMALL CAP EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	17123.088	24.95%
RS SMALL CAP EQUITY FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5450.936	7.94%
RS SMALL CAP EQUITY FUND	C	STATE STREET BANK & TRUST CUST IRA ARDINE G LINDAHL DCD FBO WILLARD & ARDINE LINDAHL LVGTS FFB CURTIS A LINDAHL 850 SHOEMAKER RD WEBSTER NY 14580-8746	3763.928	5.48%
RS SMALL CAP EQUITY FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3517.021	5.12%
RS SMALL CAP EQUITY FUND	K	MG TRUST COMPANY CUST. FBO ERA, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	15740.477	6.47%
RS SMALL CAP EQUITY FUND	Y	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	2178537.536	91.67%
RS SMALL CAP EQUITY FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	127648.806	5.37%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS SMALL CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1508302.574	19.11%
RS SMALL CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1378625.957	17.47%
RS SMALL CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	29394.201	21.93%
RS SMALL CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	20173.711	15.05%
RS SMALL CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	15698.274	11.71%
RS SMALL CAP GROWTH FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	13820.552	10.31%
RS SMALL CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11960.797	8.93%
RS SMALL CAP GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7404.291	5.53%
RS SMALL CAP GROWTH FUND	K	STATE STREET CORPORATION CUST FBO ADP ACCESS IRA 1 LINCOLN ST BOSTON MA 02111-2901	5755.302	17.53%
RS SMALL CAP GROWTH FUND	K	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUAL FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	2919.749	8.89%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS SMALL CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2574.375	7.84%
RS SMALL CAP GROWTH FUND	K	MG TRUST COMPANY CUST. FBO PRINTABLE SERVICES, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	1894.451	5.77%
RS SMALL CAP GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1768.956	5.39%
RS SMALL CAP GROWTH FUND	K	WTRISC AS AGENT FBO THE OCEAN REEF CLUB INC NO EXCESS A/C 079690-006.1 PO BOX 52129 PHOENIX AZ 85072-2129	1657.334	5.05%
RS SMALL CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	2150023.59	39.12%
RS SMALL CAP GROWTH FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	690508.003	12.56%
RS SMALL CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	418456.619	7.61%
RS SMALL CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	295225.136	5.37%
RS STRATEGIC INCOME FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	3269120.189	61.56%
RS STRATEGIC INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	632421.386	11.91%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS STRATEGIC INCOME FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	565767.694	34.49%
RS STRATEGIC INCOME FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	237371.939	14.47%
RS STRATEGIC INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	202876.855	12.37%
RS STRATEGIC INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	145094.756	8.84%
RS STRATEGIC INCOME FUND	C	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	126385.572	7.7%
RS STRATEGIC INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	93137.881	5.68%
RS STRATEGIC INCOME FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	239938.484	65.74%
RS STRATEGIC INCOME FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	102000.628	27.95%
RS STRATEGIC INCOME FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	255287.852	31.15%
RS STRATEGIC INCOME FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	247052.304	30.15%
RS STRATEGIC INCOME FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	140055.926	17.09%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS STRATEGIC INCOME FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	89524.663	10.93%
RS STRATEGIC INCOME FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	42636.842	5.2%
RS TAX EXEMPT FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	2733903.063	47.33%
RS TAX EXEMPT FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	804580.837	13.93%
RS TAX EXEMPT FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	707357.418	12.25%
RS TAX EXEMPT FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	522989.233	9.05%
RS TAX EXEMPT FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	369288.084	6.39%
RS TAX EXEMPT FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	321402.122	5.56%
RS TAX-EXEMPT FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	2762817.174	19.69%
RS TAX-EXEMPT FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	2700113.567	19.24%
RS TAX-EXEMPT FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	2290168.411	16.32%
RS TAX-EXEMPT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1091422.335	7.78%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS TAX-EXEMPT FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	1012073.064	7.21%
RS TAX-EXEMPT FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1007437.299	7.18%
RS TAX-EXEMPT FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1211826.426	20.39%
RS TAX-EXEMPT FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1037424.687	17.46%
RS TAX-EXEMPT FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	971917.939	16.35%
RS TAX-EXEMPT FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	642552.588	10.81%
RS TAX-EXEMPT FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	448940.037	7.55%
RS TECHNOLOGY FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1105445.751	14.25%
RS TECHNOLOGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	979511.895	12.63%
RS TECHNOLOGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	863610.296	11.13%
RS TECHNOLOGY FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	423092.069	5.45%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS TECHNOLOGY FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	212708.126	24.51%
RS TECHNOLOGY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	198261.88	22.84%
RS TECHNOLOGY FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	121198.638	13.97%
RS TECHNOLOGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	97637.742	11.25%
RS TECHNOLOGY FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	68218.064	7.86%
RS TECHNOLOGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	57783.643	6.66%
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO SUNRISE ERECTORS, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	14773.533	18.79%
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8824.857	11.23%
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8591.966	10.93%
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO ELECTRONIC FUNDS TRANSFER CORPORAT 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6398.088	8.14%
RS TECHNOLOGY FUND	K	FIIOC FBO PORTER & YEE 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	5065.116	6.44%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO THE BUSINESS RESOURCE INSTITUTE, I 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	4829.452	6.14%
RS TECHNOLOGY FUND	K	MG TRUST COMPANY CUST. FBO SEVEN HILLS ENDODONTICS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	4571.205	5.81%
RS TECHNOLOGY FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	718499.892	32.55%
RS TECHNOLOGY FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	310828.012	14.08%
RS TECHNOLOGY FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	282295.189	12.79%
RS TECHNOLOGY FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	223073.657	10.1%
RS TECHNOLOGY FUND	Y	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	137049.596	6.21%
RS TECHNOLOGY FUND	Y	ANDERSON INTERNET AGE LLC 2801 HIGHWAY 280 S STE 350 BIRMINGHAM AL 35223-2928	117750.234	5.33%
RS VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	3154437.563	17.75%
RS VALUE FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	2830028.291	15.92%
RS VALUE FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1858569.108	10.46%
RS VALUE FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT FBO CUSTOMERS ACCOUNT ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1723226.581	9.69%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS VALUE FUND	A	STATE STREET CORPORATION CUST FBO ADP ACCESS IRA 1 LINCOLN ST BOSTON MA 02111-2901	1447137.196	8.14%
RS VALUE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	191802.729	21.54%
RS VALUE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	172825.571	19.4%
RS VALUE FUND	C	SPECIAL CUSTODY ACCT 0OR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	107850.19	12.11%
RS VALUE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	84074.481	9.44%
RS VALUE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	80359.394	9.02%
RS VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	79120.975	8.88%
RS VALUE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	58182.683	6.53%
RS VALUE FUND	K	MILLER & LONG EMPLOYEES PROFIT SHARING PLAN MILLER & LONG CO INC 4824 RUGBY AVE BETHESDA MD 20814-3019	40914.599	35.63%
RS VALUE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13043568.64	70.48%
RS VALUE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1386882.762	7.49%
RS VALUE FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	1005597.35	5.43%

As of March 1, 2014, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more2 of a class of a Variable Fund:

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: VA-62NQ ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	1,368,037.395	28.09%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: VA E-VA 72 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	1,073,129.156	22.04%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INS & ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	728,229.433	14.95%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: VA-60NQ ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	379,868.515	7.80%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	315,771.255	6.48%
RS EMERGING MARKETS VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: K-PA12 ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	263,934.536	5.42%

[2]

A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: GUARDIAN LIFE ATTN: INVESTMENT ACCOUNTING 7 HANOVER SQUARE NEW YORK, NY 10004	2,189,169.809	33.79%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	1,950,104.598	30.10%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY FBO: E-VA203 3900 BURGESS PLACE BETHLEHEM, PA 18017	729,124.378	11.25%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: S/A D VA 403 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	565,432.704	8.73%
RS HIGH YIELD VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: S/A F VA-407 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	351,601.485	5.43%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	3,672,137.172	27.47%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INS & ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	3,225,166.889	24.12%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: VA-44 N ATTN:EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	3,210,206.331	24.01%
RS INTERNATIONAL GROWTH VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: E-VA 71 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	1,276,272.037	9.55%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: B-SHARE S/A R 08B 3900 BURGESS PLACE BETHLEHEM, PA 18017	14,195,218.694	21.94%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	13,742,609.401	21.24%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	12,298,919.511	19.01%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: L-SHARE S/A R 08L 3900 BURGESS PLACE BETHLEHEM, PA 18017	7,594,387.739	11.74%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: B-SHARE 0B9 3900 BURGESS PLACE BETHLEHEM, PA 18017	4,629,991.523	7.16%
RS INVESTMENT QUALITY BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: D-VA 36 NON QUAL 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	3,907,752.040	6.04%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: D-VA34 NON-QUAL 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	5,507,376.158	25.09%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: B-SHARE S/A R 08B 3900 BURGESS PLACE BETHLEHEM, PA 18017	4,258,732.520	19.40%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: L-SHARE S/A R 08L 3900 BURGESS PLACE BETHLEHEM, PA 18017	2,309,020.279	10.52%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY FBO: KPA3 ATTN EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	1,901,398.109	8.66%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: E-VA 68 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	1,886,684.962	8.59%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO VA 22 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	1,706,056.745	7.77%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: VL3 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	1,492,467.795	6.80%
RS LARGE CAP ALPHA VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHAM, PA 18017	1,294,503.226	5.90%
RS LOW DURATION BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: B-SHARE S/A R 08B 3900 BURGESS PLACE BETHLEHEM, PA 18017	11,227,851.582	5.90%
RS LOW DURATION BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: L-SHARE S/A R 08L 3900 BURGESS PLACE BETHLEHEM, PA 18017	5,981,285.518	24.91%
RS LOW DURATION BOND VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. INC FBO: B-SHARE 0B9 3900 BURGESS PLACE BETHLEHEM, PA 18017	3,636,374.808	15.15%
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY FBO: D-VA32 Q ACCOUNT-D-VA32 Q 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	25,434,857.720	22.38%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: E-VA 67 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	22,328,674.120	19.65%
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY FBO: VA 18 ACCOUNT-VA18 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	15,787,681.740	13.89%
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	11,553,635.130	10.17%
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY FBO: B-VL2 ACCOUNT-SEP AC B-VL2 3900 BURGESS PLACE ATTN: EQUITY ACCOUNTING 3-SOUTH BETHLEHEM, PA 18017	8,678,603.960	7.64%
RS MONEY MARKET VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: S/AN SVUL 202 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	7,500,147.860	6.60%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	3,058,481.697	31.37%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	2,481,936.966	25.45%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: B-SHARE S/A R 08B 3900 BURGESS PLACE BETHLEHEM, PA 18017	1,210,280.533	12.41%

Fund Name	Share Class	Name and Address of Beneficial Owner	Amount of Shares Owned	Percentage of Share Class
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO. FBO: E-VA201 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	840,834.813	8.62%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: S/A N SVUL 201 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	624,019.642	6.40%
RS S&P 500 INDEX VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: S/A D VA 401 ATTN: EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM, PA 18017	586,008.317	6.01%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: E-VA 70 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	1,881,946.912	29.57%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: D-VA84NQ ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	1,511,080.169	23.74%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	849,909.344	13.35%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE AND ANNUITY ATTN: EQUITY ACCOUNTING 3-SOUTH 3900 BURGESS PLACE BETHLEHEM, PA 18017	501,633.366	7.88%
RS SMALL CAP GROWTH EQUITY VIP SERIES	I	GUARDIAN INSURANCE & ANNUITY CO FBO: K-PA13 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	498,945.103	7.84%

SCHEDULE E

SUB-ADVISORY AGREEMENT

This Agreement (the “Agreement”) is made this             day of             , 2014, by and between RS Investment Management Co. LLC, a Delaware limited liability company (“Adviser”), and SailingStone Capital Partners LLC, a Delaware limited liability company (“Sub-adviser”). The Adviser and the Sub-adviser are each referred to herein as a “Party” to this Agreement.

WHEREAS, the Adviser serves as investment adviser to RS Global Natural Resources Fund (“Fund”), a series of shares of beneficial interest of RS Investment Trust, a Massachusetts business trust (“Trust”), pursuant to the RS Investment Trust Amended and Restated Investment Advisory Agreement made as of the 7th day of November, 2006 (“Investment Advisory Agreement”); and

WHEREAS, Section 2 of the Investment Advisory Agreement provides that the Adviser may, from time to time, delegate certain responsibilities under the Investment Advisory Agreement; and

WHEREAS, the Adviser desires to avail itself of the services, advice, and assistance of the Sub-adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follow:

1. Employment of the Sub-adviser. Pursuant to Section 2 of the Investment Advisory Agreement, the Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund’s assets as specified from time to time by the Adviser (“Managed Assets”), subject to the control and direction of the Trust’s Board of Trustees (“Board”) and the general oversight of the Adviser, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation specified herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way.

2. Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, Prospectus, and Statement of Additional Information as from time to time in effect (“Governing Documents”), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (“1940 Act”), and under Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (“Code”), as they relate to qualification of the Fund as a regulated investment company thereunder, and (iii) any written instructions which the Adviser or the Board may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser in respect of the Fund as notified by the Adviser to the Sub-adviser from time to time as being in effect (“Procedures”). As of the date of this Agreement, the Adviser hereby affirms that it has provided the Sub-adviser with copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Fund. It shall be the duty of the Sub-adviser to furnish to the Board such information as the Board may reasonably request in order for the Board to evaluate this

Agreement or any proposed amendments thereto or in connection with the Board’s consideration of any matter contemplated by Section 8 hereof.

The Sub-adviser agrees to furnish investment advice, research, and recommendations to the Fund, in the preparation of reports and information, and in the management of the Managed Assets, all pursuant to this Agreement, and for this purpose the Sub-adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as shall from time to time be necessary to the performance of its obligations under this Agreement.

Unless the Board or the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund’s shareholders and in a manner consistent with the Procedures in effect at the time, direct the Fund’s custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which the Managed Assets may be invested. The Sub-adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement (as defined below) of the Trust. To the extent that the Sub-adviser votes proxies for the Fund, the Sub-adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format as permits the Fund to comply with the requirements of Form N-PX with respect to the Managed Assets. During any annual period in which the Sub-adviser has voted proxies for the Fund, the Sub-adviser shall certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

In addition, at the request of the Adviser, the Sub-adviser shall be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Managed Assets.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser is authorized to and shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers, or other financial institutions as it may reasonably select. In executing portfolio transactions and selecting broker-dealers in respect of the Managed Assets, the Sub-adviser will seek to obtain best execution of such transactions on behalf of the Fund. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-adviser may pay higher brokerage commissions for brokerage and research services (as those terms are used in Section 28(e)) than might otherwise be available for a similar execution as described below. In evaluating and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services provided by that broker-dealer. In seeking best execution, the Sub-adviser, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Sub-adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser’s overall responsibilities with respect to the Fund and/or to other clients of the Sub-adviser as to which the Sub-adviser exercises investment discretion.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-adviser and the Adviser or in such other form as the Board may request, summarizing the Adviser’s trading and brokerage activities with respect to the Fund, including without limitation information regarding (i) any “soft dollar” arrangements that the Sub-adviser maintains with brokers or dealers that execute transactions for the Managed Assets, and (ii) all research and other services provided to the Sub-adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser may, in accordance with applicable law and any relevant Procedures, aggregate the securities to be so purchased or sold with orders for other clients of the Sub-adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-adviser consistent with the Sub-adviser’s procedures (which will for this purpose be substantially identical to the corresponding Procedures) and in a manner that is fair and equitable over time and consistent with the Sub-adviser’s fiduciary obligations to the Fund and to such other clients.

c. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement. The Fund will pay all expenses other than those expressly stated to be payable by the Sub-adviser hereunder or by the Adviser under the Advisory Agreement.

d. The Sub-adviser shall notify the Adviser of (i) any changes regarding the Sub-adviser that would affect disclosure in the Trust’s registration statement (“Registration Statement”) under the 1940 Act and the Securities Act of 1933, as amended (“Securities Act”), or (ii) any violation of any requirement, provision, policy, or restriction that the Sub-adviser is required to comply with under this Agreement, or any other violation of this Agreement, in either event promptly upon becoming aware of such event. The Sub-adviser shall, within two business days, notify both the Adviser and the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser or the Fund.

e. In connection with any purchase or sale of securities or other instruments for the Managed Assets, the Sub-adviser will arrange for the transmission to the custodian for the Fund (“Custodian”) on a daily basis such confirmations, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, shall be provided concurrently to the Adviser. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian

f. The Sub-adviser will provide reasonable assistance to the Adviser or other party designated by the Board in assessing the valuation of securities or other instruments held in the Managed Assets, including, without limitation, those for which market quotations are not readily available or those which the Adviser or the Board has otherwise determined to fair value.

g. The Sub-adviser (i) will continue to be registered as an investment adviser under the Advisers Act for so long as this Agreement remains in effect; (ii) will continue not to be prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any violations relating to the Fund; (v) has met and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization; (vi) has the authority to enter into and perform the services contemplated by this Agreement; and (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, including, without limitation, if it becomes the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority (including, without limitation, any self-regulatory organization). At all times during the term of this Agreement, the Sub-adviser will either be registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity trading adviser and a member in good standing of the National Futures Association (“NFA”) or will not be required to be registered with the CFTC or be a member of the NFA. The Sub-adviser further agrees to provide reasonable evidence of its compliance with any of the foregoing.

h. The Sub-adviser will maintain a written code of ethics (“Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-adviser will comply in all material respects with such Code of Ethics in performing its services under this Agreement. The Sub-adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and, to the best of its knowledge, its “Advisory Persons” (as defined in Rule 17j-1) have complied in all material respects with the requirements of Rule 17j-1 during the previous quarter or, if not, describe any failure to do so and explain what the Sub-adviser has done to seek to ensure such compliance in the future. Annually, the Sub-adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and compliance program, respectively, to the Trust and the Adviser in such form as may be mutually agreed upon by the Adviser and the Sub-adviser from time to time or as the Board may request. The Sub-adviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Sub-adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-adviser and its employees.

i. The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part 2A and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

j. The Sub-adviser will promptly notify the Adviser of any changes in its officers, directors, or managing members or persons acting in a similar capacity or in the portfolio management team responsible for the Fund, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

k. The Sub-adviser (A) shall maintain such books and records with respect to the Managed Assets as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, (B) shall render to the Board such periodic and special reports as the Board may request or the Adviser may reasonably request in writing, and (C) shall meet with any person at the request of the Adviser or the Board for the purpose of reviewing the Sub-adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice. All such books and records shall be the property of the Fund, and the Sub-adviser will surrender promptly to the Fund any of such books and records upon the Fund’s request (provided that the Sub-adviser may retain a copy of such books and records) and shall make all such books and records available for inspection and use by the SEC, the Fund, the Adviser or any person retained by the Fund at all times. Where applicable, such books and records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

l. The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Managed Assets, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser’s management of the Fund, in a form reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser’s compliance program, in a form reasonably requested by the Adviser.

m. The Sub-adviser shall promptly provide notice to the Adviser if it becomes the subject of an administrative proceeding or enforcement action by, or any non-routine inspection by, any governmental, administrative, or self-regulatory agency relating to (i) the Sub-adviser’s management of the Managed Assets or otherwise relating to the Fund or (ii) matters that the Adviser reasonably views as material to the Sub-adviser’s ability to provide services to the Fund. The Sub-Adviser shall promptly make available to the Adviser and to the Fund any deficiency letter, responses to deficiency letters, or similar communications or actions relating to the Managed Assets or the Sub-Adviser’s services to the Fund.

3. Compensation of the Sub-adviser. In full consideration of services rendered and the expenses incurred by the Sub-adviser in the performance of such services, the Adviser will pay the Sub-adviser a fee, at the annual rate set forth in Schedule A hereto, based on the average daily net Managed Assets (“Sub-advisory Fee”) (except as such Sub-advisory Fee may be reduced as set forth below). Such Sub-advisory Fee shall be accrued daily and paid monthly no later than 10 days after the end of each month for which the Sub-advisory Fee is earned. If the Sub-adviser shall serve for less than the whole of any month, the Sub-advisory Fee shall be prorated. For the purpose of determining the Sub-advisory Fee payable to the Sub-adviser, the value of the average daily net Managed Assets shall be computed at the times and in the same manner as the Fund’s average daily net assets are computed for purposes of calculating the advisory fee paid by the Fund to the Adviser (“Advisory Fee”) as determined by the Board and set forth in the Governing Documents.

In the event that the Adviser implements any Advisory Fee waiver, Advisory Fee reduction or expense limitation in respect of the Fund (“Fee Modification”) for any period, the Sub-advisory Fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the Sub-advisory Fee bears to (B) the Advisory Fee (absent such Fee Modification).

4. Conflicts. Without limiting any fiduciary duty or other obligation of the Sub-adviser to the Fund, the Sub-adviser will implement, establish, maintain, and comply with reasonable compliance policies and procedures that are (i) acceptable to the Board and the Adviser and (ii) intended to address conflicts of interest associated with the side by side management of the Managed Assets and the investment portfolios of other clients it advises.

5. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser or any of its partners, members, officers, agents, employees, or shareholders or the breach by the Sub-adviser of any representation or warranty hereunder, neither the Sub-adviser nor any of its partners, members, officers, employees and shareholders shall be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws whose applicability is not permitted to be contractually waived.

6. Indemnifications.

a. Indemnification by the Sub-adviser. The Sub-adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective Trustees, members, officers, directors, employees, shareholders, affiliates, and agents and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against any and all direct losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits, or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency, or instrumentality of any kind, arising out of or attributable to the willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties in the performance of the Sub-adviser’s duties (on the part of the Sub-adviser or any of its partners, members, officer, agents, employees, shareholders, affiliates, or controlling persons) under this Agreement or the material breach of any representation or warranty hereunder. The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

b Indemnification by the Adviser. The Adviser shall indemnify and hold harmless the Sub-Adviser and each of its partners, members, officers, agents, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against any and all direct losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits, or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency, or instrumentality of any kind, arising out of or attributable to (i) any action or inaction by the Sub-adviser that the Sub-adviser has taken or refrained from taking, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (ii) the willful misconduct, bad faith, gross negligence or reckless disregard of obligations or duties in the performance of the Adviser’s duties (on the part of the Adviser or any of its officers, directors, partners, agents, employees, affiliates, or controlling persons) under this Agreement or the material breach of any representation or warranty hereunder. The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

7. Limitation of Fund’s Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended.

8. Renewal, Termination, and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until the second anniversary of the date set forth above, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by (i) the Trustees of the Trust or (ii) a vote of the holders of a majority of the outstanding voting securities of the Fund and, in either event, by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act.

This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Board, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Sub-adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement may also be terminated immediately, without the payment of any penalty, by (i) either Party upon material breach by the other Party of any agreement, obligation, representation, or warranty set forth in this Agreement, or (ii) by the Adviser if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation, or other loss of a portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement may also be terminated immediately, without the payment of any penalty, by the Adviser if the Sub-adviser becomes subject to any enforcement actions or administrative proceedings that the Adviser reasonably expects to have a material and adverse effect on the Sub-Adviser’s ability to perform under the Agreement. This Agreement shall terminate automatically and immediately (i) upon termination of the Advisory Agreement between the Adviser and the Fund and (ii) in the event of its assignment. The Sub-adviser shall promptly notify the Adviser of any transaction or other event that results in an assignment of this Agreement within the meaning of the 1940 Act. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings ascribed to them in the 1940 Act.

In the event of a termination of this Agreement, those paragraphs of this Agreement which govern the conduct of the Parties’ future interactions with respect to the Sub-adviser having provided investment advisory services to the Fund for the duration of the Agreement, including, but not limited to, paragraphs 2(k), (l), and (m), 6, 7, 9, 11 and 12, shall survive the termination of the Agreement.

This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Board and, if required by applicable law or SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.

9. Use of Names. The Sub-adviser shall not use the name of the Fund or the Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Fund in any material that merely refers in accurate terms to the Sub-adviser’s provision of the sub-advisory services to the Fund and related performance information.

10. Sub-adviser Insurance. The Sub-adviser agrees that it will maintain at its own expense (i) adequate fidelity bond insurance with respect to its activities on behalf of the Fund and (ii) an Errors and Omissions insurance policy with respect to the Sub-adviser and providing coverage for the services provided by the Sub-adviser to the Fund under this Agreement in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount. The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Sub-adviser’s liability under this Agreement. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-adviser.

11. Third-Party Beneficiaries. The Fund, and each of the persons from time to time serving as a Trustee, officer, or agent of the Fund, and each of the persons named as entitled to indemnification under Section 6 of this Agreement, are hereby expressly made third-party beneficiaries under this Agreement, and shall be entitled to enforce this Agreement against the Sub-adviser, and to bring an action against the Sub-adviser under this Agreement as if the Fund or such other person were a party hereto, and the Sub-adviser expressly consents to the foregoing. Except as provided in the preceding sentence, neither the Adviser nor Sub-adviser intends for this Agreement to benefit any third-party not expressly named in this Agreement.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Miscellaneous. Each Party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to conflicts of laws rules. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name:
Title:

SAILINGSTONE CAPITAL PARTNERS LLC

By:
Name:
Title:

Appendix A to Schedule E

Annual rate for purposes of Section 3 of this Agreement:

0.50% of the Managed Assets up to $1 billion; plus

0.32% of the Managed Assets of more than $1 billion and up to $2 billion; plus

0.22% of the Managed Assets of more than $2 billion.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
.	VOTE ON THE INTERNET Log on to: www.proxy-direct.com/rsi or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting One Bush Street, Suite 900 San Francisco, CA 94104 on May 23, 2014

Please detach at perforation before mailing.

PROXY	PROXY SOLICITED BY THE BOARD OF TRUSTEES	PROXY

OF RS INVESTMENT TRUST AND RS VARIABLE PRODUCTS TRUST

FOR MEETING OF SHAREHOLDERS OF RS INVESTMENT TRUST

MAY 23, 2014

The undersigned hereby appoints Nina Gupta, Marianne Clark, and Jessica Hale, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Investment Trust and RS Variable Products Trust (each a “Trust” and collectively the “Trusts”), to be held on May 23, 2014, at 9:00 a.m., Pacific Time, at the offices of the Trusts at One Bush Street, Suite 900, San Francisco, CA 94104, and at any adjournments thereof, all of the shares of each series of the Trusts which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH NOMINEE LISTED BELOW. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE.

VOTE VIA THE INTERNET: www.proxy-direct.com/rsi
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature
Signature (if held jointly)
Date 25461_031714

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to Be Held on May 23, 2014

The Proxy Statement and Proxy Card for this meeting are available free of charge at:

https://www.proxy-direct.com/rsi-25461

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
RS China Fund	RS Emerging Markets Fund	RS Emerging Markets Small Cap Fund
RS Emerging Markets VIP Series	RS Floating Rate Fund	RS Global Fund
RS Global Natural Resources Fund	RS Growth Fund	RS High Income Municipal Bond Fund
RS High Yield Fund	RS High Yield VIP Series	RS International Fund
RS International VIP Series	RS Investment Quality Bond Fund	RS Investment Quality Bond VIP Series
RS Investors Fund	RS Large Cap Alpha Fund	RS Large Cap Alpha VIP Series
RS Low Duration Bond Fund	RS Low Duration Bond VIP Series	RS MidCap Growth Fund
RS Money Market VIP Series	RS Partners Fund	RS S&P 500 Index VIP Series
RS Select Growth Fund	RS Small Cap Equity Fund	RS Small Cap Growth Equity VIP Series
RS Small Cap Growth Fund	RS Strategic Income Fund	RS Tax-Exempt Fund
RS Technology Fund	RS Value Fund

Please detach at perforation before mailing.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” APPROVAL OF THE SUB-ADVISORY AGREEMENT IN PROPOSAL 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	Election of Trustees:

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Judson Bergman	02. Dennis M. Bushe	03. Margherita L. DiManni
04. Kenneth R. Fitzsimmons Jr.	05. Anne M. Goggin	06. Lawrence E. Harris	☐	☐	☐
07. Christopher C. Melvin Jr.	08. Gloria S. Nelund	09. Matthew H. Scanlan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	For shareholders of RS Global Natural Resources Fund only, to approve a sub-advisory agreement between RS Investment Management Co. LLC and SailingStone Capital Partners LLC (“SailingStone”), pursuant to which SailingStone would serve as sub-adviser with respect to the RS Global Natural Resources Fund

	FOR	AGAINST	ABSTAIN
RS Global Natural Resources Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Proxy Tabulator PO Box 55920 Boston, MA 02205-5920	EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT

Vote by Internet

Please go to the electronic voting site at www.proxy-direct.com/rsi. Follow the on-line instructions. If you vote by internet, you do not have to return your Card.

Vote by Phone

Please call us toll free at 1-800-337-3503, and follow the instructions provided. If you vote by telephone, you do not have to return your Card.

Vote by Mail

Mark, sign and date your card and return it promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

Important Notice Regarding the Availability of Proxy Materials for RS Investment Trust and RS Variable Products Trust Joint Meeting of Shareholders to Be Held on May 23, 2014. The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/rsi-25461

PROXY TABULATOR PO BOX 55920 BOSTON, MA 02205-5920

VOTING INSTRUCTION	VOTING INSTRUCTION

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND

THE BOARD OF TRUSTEES OF RS INVESTMENT TRUST AND RS VARIABLE PRODUCTS TRUST FOR A JOINT MEETING OF SHAREHOLDERS TO BE HELD MAY 23, 2014

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the fund(s) listed on the reverse side of this card in which the undersigned had an interest as a contract owner on March 3, 2014, as designated below at the Joint Meeting of Shareholders of RS Investment Trust and RS Variable Products Trust (collectively, the “Trusts”), to be held on May 23, 2014 at 9:00a.m., Pacific Time, at the offices of the Trusts at One Bush Street, Suite 900, San Francisco, CA 94104, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from the contract owners in the separate account.

Signature
Please sign exactly as name appears on this Voting Instruction Card. If you are a joint owner, each should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.	Signature
Date

Proposal(s) listed on reverse side.

SUBMIT THIS VOTING INSTRUCTION CARD TODAY!            (1 of 1)

Account Owner [ ]

Fund Names:

RS LARGE CAP ALPHA VIP SERIES, RS SMALL CAP GROWTH EQUITY VIP SERIES, RS INTERNATIONAL VIP SERIES, RS EMERGING MARKETS VIP SERIES, RS INVESTMENT QUALITY BOND VIP SERIES, RS LOW DURATION BOND VIP SERIES, RS HIGH YIELD VIP SERIES, RS MONEY MARKET VIP SERIES, RS S&P 500 INDEX VIP SERIES.

GIAC IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED BELOW.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pen.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	☐	☐	☐

To withhold authority to vote for any Individual nominee(s), write the number of the nominee(s) in the box below
Election of Trustees

01.	Judson Bergman	02.	Dennis M. Bushe.
03.	Margherita L. DiManni	04.	Kenneth R. Fitzsimmons Jr.
05.	Anne M. Goggin	06.	Lawrence E. Harris
07.	Christopher C. Melvin Jr.	08.	Gloria S. Nelund
09.	Matthew H. Scanlan